EXHIBIT 99.1


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                             PRELIMINARY TERM SHEET

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                                       $
                                 (APPROXIMATE)

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                       CITIGROUP MORTGAGE LOAN TRUST INC.
                                    DEPOSITOR

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                                 MORTGAGE NOTES
                                  SERIES 2005-6

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                               CITIMORTGAGE, INC.
                                 MASTER SERVICER

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                             WELLS FARGO BANK N.A.
                               FIRST REPUBLIC BANK
                                    SERVICERS

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THE FOLLOWING IS A PRELIMINARY TERM SHEET. ALL TERMS AND STATEMENTS ARE SUBJECT
                                   TO CHANGE.

                                [LOGO] CITIGROUP

                                AUGUST 23, 2005

The information herein has been provided solely by Cit igroup Global Markets Inc. ("CGM") based on information with respect to the Mortgage Loans provided by the Issuer and its affiliates. The information herein is preliminary and supplements any prior information and will be supplemented by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). All assumptions and information in this report reflect CGM's judgment as of this date and are subject to change. Investors are urged to read the prospectus supplement and the prospectus and other relevant documents filed with the SEC, because they contain important material. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review t he assumptions; there may be differences between these assumptions and your actual business practices. Further, CGM does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGM (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGM may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, CGM has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGM strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus, Prospectus Supplement and Private Placement Memorandum may be obtained by contacting CGM's Mortgage Trading Desk at (212) 723 -6217.

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CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                         CITIGROUP GLOBAL MARKETS INC.
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NAME:                            TELEPHONE:     E-MAIL:
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BRIAN DELANY                   (212) 723-6217   brian.delany@citigroup.com
DIRECTOR, TRADING

SEAN DUFFY                     (212) 723-6325   sean.k.duffy@citigroup.com
DIRECTOR, TRADING

PETE STEINMETZ                 (212) 723-6391   peter.d.steinmetz@citigroup.com
DIRECTOR, MORTGAGE FINANCE

PAVI THRA JAYARAMAN            (212) 723-6386   pavithra.jayaraman@citigroup.com
ASSOCIATE, MORTGAGE FINANCE

SCOTT SCHUNDLER                (212) 723-9568   scott.schundler@citigroup.com
ANALYST, MORTGAGE FINANCE

JAMES VOSOTAS                  (212) 723-5293   James.vosotas@citigroup.com
ANALYST, MORTGAGE ANALYTICS

LAURA DARJATMOKO               (212) 723-6538   Laura.s.darjatmoko@citigroup.com
ANALYST, MORTGAGE ANALYTICS
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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                                                NOTES
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                                                                                                   RATINGS
NOTES                                GROUP                                          SIZE*       (S&P/MOODY'S)**
A-1            Group I - Wells Fargo 5/1 ARM, Months to Roll <= 52 Months             $            AAA/Aaa

A-2            Group II - Wells Fargo 5/1 ARM, Months to Roll > 52 Months             $            AAA/Aaa

A-3                     Group III - First Republic Bank 5/1 ARM                       $            AAA/Aaa
===============================================================================================================
M***                               All Groups                                                      AA+/Aa1

B-1***                             All Groups                                                       AA/Aa2

B-2***                             All Groups                                                        A/A2

B-3***                             All Groups                                                      BBB/Baa2

X***                               All Groups                                                      BBB-/Baa3

B-4***                             All Groups                                                       BB/Ba2

B-5***                             All Groups                                                        B/B2

B-6***                             All Groups                                                        NR

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

* The bond sizes are approximate and subject to +/- 5% variance and final rating agency levels.
** Rating agency levels are preliminary and subject to final approval from rating agencies.
***   These Notes are not available pursuant to this term sheet.


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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                              TRANSACTION OVERVIEW
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OFFERED NOTES:                Approximately $[1,304,575,000] variable-rate Class
                              A-1, A-2 and A-3 Notes (collectively referred to as the "Class A Notes" or "Senior Notes" will be offered.

NON-OFFERED NOTES:            The Class M, B-1, B-2, B-3, X, B-4, B-5, and B-6
                              Notes will not be offered. The Class B-1, B-2,
                              B-3, B-4, B-5 and B-6 Notes are collectively referred to as the "Class B Notes" and together with the Class M Notes, referred to as the "Subordinate Notes".

CUT-OFF DATE:                 August 1, 2005

SETTLEMENT DATE:              On or about August 31, 2005

1ST PAYMENT DATE:             September 26, 2005

DEPOSITOR:                    Citigroup Mortgage Loan Trust Inc.

LEAD & SOLE UNDERWRITER:      Citigroup Global Markets Inc.

MASTER SERVICER:              CitiMortgage, Inc.

ORIGINATORS AND SERVICERS:    Wells Fargo Bank N.A. First Republic Bank

SECURITIES ADMINISTRATOR:     CitiMortgage, Inc.

PAYING AGENT, NOTE
REGISTRAR AND
AUTHENTICATING AGENT:         Citibank, N.A.

INDENTURE TRUSTEE:            U.S. Bank National Association

THE MORTGAGE LOANS:           The Mortgage Loans are comprised of approximately
                              [2,651] adjustable-rate, first lien, prime hybrid mortgage loans, with an aggregate scheduled principal balance as of the Cut-off Date of approximately $[1,358,932,707] ("Mortgage Loans").
                              The Mortgage Loans are 5/1 ARMs, 12 month LIBOR, 1 year CMT and 1 Month LIBOR indexed and have initial rate adjustments occurring five years after the date origination. The rate adjustment frequency is annual or monthly after the initial rate adjustment. Group I Mortgage Loans: Consists of loans originated by Wells Fargo Bank N.A. that have remaining months to roll of less than or equal to 52 months. Group II Mortgage Loans:
                              Consists of loans originated by Wells Fargo Bank
                              N.A. that have remaining months to roll of greater than 52 months. Group III Mortgage Loans: Consists of all loans originated by First Republic Bank

STRUCTURE:                    Senior/Subordinate, shifting interest.

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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                              TRANSACTION OVERVIEW
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NOTE INTEREST RATE:           The Note Interest Rates for the Notes as are as
                              follows:

                              O For the Class A-1 Notes, a) on any Payment Date on or prior to [October 2008], the lesser of i) [ ]% and ii) Available Funds Rate and b) after the Payment Date in [October 2008], the least of i) one-year U.S. Treasury note index as described in this prospectus supplement plus [ ]% per annum,(ii) [ ]% and (iii) Available Funds Rate;

                              O For the Class A-2 Notes, a) on any Payment Date on or prior to [April 2010], the lesser of i) [ ]% and ii) Available Funds Rate and
                                    b) after the Payment Date in [April 2010], the least of i) one-year U.S. Treasury note index as described in this prospectus supplement plus [ ]% per annum, (ii) [ ]% and (iii) Available Funds Rate;

                              O For the Class A-3 Notes, a) on any Payment Date on or prior to [April 2010], the lesser of i) [ ]% and ii) Available Funds Rate and
                                    b) after the Payment Date in [April 2010], the least of i) one-year U.S. Treasury note index as described in this prospectus supplement plus [ ]% per annum, (ii) [ ]% sand (iii) Available Funds Rate; O For the Class M and B Notes, a per annum rate equal to the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each group, the current principal balance of the related Class A Notes), of (i) the weighted average of the Net Mortgage Rates of the Group I Mortgage Loans, (ii) the weighted average of the Net Mortgage Rates of II Mortgage Loans, and (iii) the weighted average of the Net Mortgage Rates of the Group III Mortgage Loans;

                              O For the Class X Notes, will be a variable rate equal to the greater of (a) zero and
                                    (b) a per annum rate equal to the product of
                                    (i) 12 and (ii) a rate expressed as a
                                    fraction, (x) the numerator of which is the excess, if any, of (1) the interest accrued and payable on the Mortgage Loans for the related due period, over (2) the amount of any accrued note interest (including any accrued note interest remaining unpaid from any previous Payment Date) payable to the Class A, Class M and Class B Notes (including any Basis Risk Shortfall Carryover Amounts payable to the Class A Notes) for the related Payment Date, and (y) the denominator of which is the aggregate Note Principal Balance of the Class A Notes.

AVAILABLE FUNDS               With respect to any Payment Date and each class of
RATE:                         the Class A Notes, a per annum rate, expressed as
                              a percentage, equal to a fraction, the numerator of which is the interest funds for the related loan group, multiplied by 12, and the denominator of which is the note principal balance of the related Class A Notes immediately prior to such Payment Date.

NET MORTGAGE RATE:            Gross mortgage rate less servicing fee rate and
                              administration fee rate.

BASIS RISK SHORTFALL
CARRYOVER AMOUNT:             With respect to the Offered Notes and any Payment
                              Date, the excess, if any, of the (i) interest accrued at their respective Note Interest Rate
                              (without giving effect to the related Available
                              Funds Rate) over (ii) the amount of interest received on such Notes if the Note Interest Rate is based on the related Available Funds Rate, together with the unpaid portion of any excess from previous Payment Dates (and any interest thereon at the then applicable Note Interest Rate without giving effect to the related Available
                              Funds Rate).

CREDIT ENHANCEMENT:           Credit enhancement for the Class A Notes will be
                              provided by a senior/subordinate, shifting interest structure. The Class M and Class B Notes are subordinate to, and provide credit enhancement for, the Class A Notes.

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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                              TRANSACTION OVERVIEW
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SUBORDINATION:

CLASS              RATINGS (S&P/MOODY'S)       INITIAL SUBORDINATION PERCENTAGE*
-----              ---------------------       ---------------------------------
Class A Notes             AAA/Aaa                      [4.00]% (+/- 25 bps)

                              *The credit enhancement levels are preliminary and subject to change based upon the final pool as of the Cut-Off Date and additional rating agency analysis.

PAYMENT PRIORITY:             Payments on the Notes will be made on the 25th day
                              of each month (or next business day) commencing in September 2005. On each payment date, the Paying
                              Agent will first pay to the Class A Notes relating to each group the amounts of interest and principal payable to them from available funds from that group. The Paying Agent will then pay interest and principal to the Class M and B Notes from the aggregate remaining available funds from all the groups.

                              AVAILABLE FUNDS:

                              A. The payment to the Notes, to the extent of related available funds, will generally be made according to the following priority:

                              1. Payment of interest, CONCURRENTLY, to the holders of the related Class A Notes in an amount equal to the interest accrued at their respective Note Interest Rates;

                              2.    Payment of any accrued note interest
                                    remaining, but previously unpaid, with
                                    accrued interest on such amounts to the
                                    related Class A Notes;

                              3. Payment of principal to the holders of the Class A Notes, each class's allocable share of principal;

                              4. Payment of any remaining interest funds an amount equal to any Basis Risk Shortfall Carryover Amounts on such class.

                              B. The aggregate available funds remaining after the payments made in clauses 1 through 4 above will be paid to the Class M, B and X Notes as follows:

                              1. first, sequentially to the Class M, Class B-1, Class B-2 and Class B-3 Notes, in that order, up to an amount equal to and in the following order with respect to each such
                                    Class: (a) interest accrued at the
                                    respective Note Interest Rate; (b) any
                                    accrued interest thereon remaining unpaid from previous Payment Dates, with accrued interest thereon, to the extent of the remaining interest funds for such Payment Date; and (c) such Class's allocable share of principal until the Note Principal Balance thereof has been reduced to zero;

                              2. second, to the Class X Notes, interest at its Note Interest Rate;

                              3. third, sequentially to the Class B-4, Class B-5, and Class B-6 Notes, in that order, up to an amount equal to and in the following order with respect to each such Class: (a) interest accrued at the respective Note Interest Rate; (b) any accrued interest thereon remaining unpaid from previous Payment Dates, with accrued interest thereon, to the extent of the remaining interest funds for such Payment Date; and
                                    (c) such Class's allocable share of
                                    principal until the Note Principal Balance thereof has been reduced to zero;

ALLOCATION OF LOSSES:         Realized Losses on the mortgage loans will be
                              allocated to the Class B Notes in order of their reverse numerical class designations, until the note principal balance of each Class B Note has been reduced to zero and then to the Class M Notes until the note principal balance of the Class M
                              Notes has been reduced to zero. Thereafter, Realized Losses on the mortgage loans will be allocated to the Class A-1 Notes (if the realized loss is on a Group I Mortgage Loan), Class A-2
                              Notes (if the realized loss is on a Group II
                              Mortgage Loan), and the Class A-3 Notes (if the realized loss is on a Group III Mortgage Loan),

CROSS COLLATERALIZATION:      In certain limited circumstances, certain amounts
                              received on the mortgage loans from one loan group will be used to pay interest and principal on the unrelated Class A Notes.

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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                              TRANSACTION OVERVIEW
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UNSCHEDULED PRINCIPAL:    The Senior Notes will be entitled to receive 100% of
                          the unscheduled principal on the Mortgage Loans in the related group through the payment date in August 2010. After such time the prepayment percentages for the Subordinate Notes will be as follows:

                      September 2010 - August 2011 30% of their PRO RATA share September 2011 - August 2012 40% of their PRO RATA share September 2012 - August 2013 60% of their PRO RATA share September 2013 - August 2014 80% of their PRO RATA share September 2014 - and after 100% of their PRO RATA share

                          Provided that:
                          (i) the aggregate principal balance of the Mortgage Loans 60 days or more delinquent does not exceed 50% of the aggregate note principal balance of the Subordinate Notes as of that date; and
                          (ii) the cumulative realized losses do not exceed the then applicable Trigger Amount.

                          Notwithstanding the foregoing,
                          (iii) if on any payment date before September 2008,
                                the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Subordinate Notes will receive 50% of their pro rata share of unscheduled principal from the Mortgage Loans; and
                          (iv) if on any payment date on or after September 2008, the subordinate percentage is equal to or greater than twice the initial subordination percentage as of the Cut-Off Date, then the Subordinate Notes will receive 100% of their pro rata share of unscheduled principal from the Mortgage Loans.

TRIGGER AMOUNT:
                                              REALIZED LOSSES AS A % OF INITIAL
                                             SUM OF THE  NOTE PRINCIPAL BALANCES
PAYMENT DATE OCCURRING IN THE PERIOD:              OF THE SUBORDINATE NOTES
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    September 2010 - August 2011                             30%
    September 2011 - August 2012                             35%
    September 2012 - August 2013                             40%
    September 2013 - August 2014                             45%
    September 2014 - and after                               50%

CALL PROVISION:           At its option, Citigroup Global Markets Realty Corp.
                          (or if that entity fails to exercise such option, the Master Servicer) may purchase all of the Mortgage
                          Loans (and related properties acquired on behalf of the trust) when the Mortgage Loans and such properties remaining in the trust have been reduced to less than 10% of the principal balance of the Mortgage Loans as of the Cut-Off Date. The Notes will be redeemed at par plus accrued interest in order of seniority to the extent there are sufficient proceeds from such purchase.

P&I ADVANCES:             The Servicers will be required to advance delinquent
                          payments of principal and interest on the mortgage loans to the extent such amounts are deemed recoverable. The Servicers will be entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.

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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                              TRANSACTION OVERVIEW
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COMPENSATING INTEREST:    With respect to each principal prepayment of loans
                          serviced by Wells Fargo Bank, the servicer will be obligated to pay an amount which, when added to all amounts allocable to interest received in connection with the principal prepayment, equals one month's interest on the amount of principal so prepaid at the applicable mortgage loan remittance rate.

                          With respect to each principal prepayment of loans serviced by First Republic Bank, the servicer will be obligated to pay an amount which, when added to all amounts allocable to interest received in connection with the principal prepayment, equals one month's interest on the amount of principal so prepaid at the applicable mortgage loan remittance rate, not to exceed the servicing fees for that month.

UNDERWRITING STANDARDS:   The Mortgage Loans were underwritten to the guidelines
                          of the originators as more fully described in the prospectus supplement.

LEGAL STRUCTURE:          The trust will be established as a Delaware statutory
                          trust.

SPECIAL DERIVATIVE        At the direction of the holder of the owner trust
CONTRACTS:                certificate, the Indenture Trustee shall, on behalf of
                          the Trust Estate, enter into Special Derivative
                          Contracts for the benefit of the owner trust certificates. Any acquisition of Special Derivative
                          Contract shall be accompanied by (i) an appropriate amendment to the Indenture, (ii) an Opinion of Counsel, (iii) written confirmation by the rating agencies that the Special Derivative Contract will not result in the downgrade, withdrawal or suspension of the rating on any Note, and (iv) the consent of Holder of a Owner Trust Certificate to the acquisition of such Special Derivative Contract. All collections, proceeds and other amounts in respect of the Special
                          Derivative Contracts payable by the Special Derivative
                          Counterparty shall be paid to the owner trust certificates on the Payment Date following receipt thereof by the Securities Administrator on behalf of the Indenture Trustee. Any Special Derivative Contract that provides for any payment obligation on the part of the Trust Estate must (i) be without recourse to the assets of the Trust Estate, (ii) contain a non-petition covenant provision from the Special
                          Derivative Counterparty, (iii) limit payment dates there under to Payment Dates and (iv) contain a provision limiting any cash payments due to the Special Derivative Counterparty on any day under such Special Derivative Contract solely to funds available therefore in the Payment Account available to make payments to the Holder of the owner trust certificates on such Payment Date. Each Special Derivative Contract must (i) provide for the direct payment of any amounts by the Special Derivative Counterparty there under to the Payment Account at least one Business Day prior to the related Payment Date, (ii) contain an assignment of all of the Trust Estate's rights (but none of its obligations) under such Special Derivative Contract to the Indenture Trustee on behalf the holder of the owner trust certificates and shall include an express consent to the Special Derivative Counterparty to such assignment, (iii) provide that in the event of the occurrence of an event of default under the indenture, such Special Derivative Contract shall terminate upon the direction of a 50.01% or greater Percentage
                          Interest of the owner trust certificates and (iv) prohibit the Special Derivative Counterparty from "setting-off' or "netting" other obligations of the Trust Estate and its Affiliates against such Special
                          Derivative Counterparty's payment obligations there under.

LOAN BUY OUT , OPTION:    The holder of the owner trust certificates will have
                          the option to purchase, at any one time, 1.00% (and in any caseat least 5 Mortgage Loans) of the Mortgage
                          Loans, by aggregate Stated Principal Balance of the Mortgage Loans as of such date, at a purchase price of par or equal to the aggregate fair market value of such Mortgage Loans. The Mortgage Loans that may be purchased by the holder of the owner trust certificates will be selected by it in its sole discretion.

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

CMLTI 2005-6                                                    [LOGO] CITIGROUP

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                              TRANSACTION OVERVIEW
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SPECIAL                   The Servicer will not commence foreclosure proceedings
FORECLOSURE               with respect to a mortgage loan unless (i) no later
RIGHTS:                   than five business days prior to such commencement, it
                          notifies the Master Servicer of its intention to do so, and (ii) the majority holder of the owner trust certificates, either directly or through the Master
                          Servicer, does not, within such period, affirmatively object to such action. If the majority holder of the owner trust certificates timely and affirmatively objects to such action, then it will instruct the Master Servicer to hire three appraisal firms, identified in the Wells Fargo Servicing Agreement to compute the fair value of the mortgaged property relating to the related mortgage loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection
                          Residential Appraisal Report (each such appraisal firm computation, a "Fair Value Price"), in each case no later than 25 days from the date of such holder's objection. The holder of the owner trust certificates will, no later than 5 days after the expiration of such 25-day period, purchase (and deliver to the Servicer the purchase price for) such mortgage loan and the related mortgaged property at an amount equal to the highest of the three Fair Value Prices determined by such appraisal firms. In the event that the Servicer determines not to proceed with foreclosure proceedings with respect to a mortgage loan that is 60 days' or more delinquent, prior to taking any action with respect to such mortgage loan the Servicer must promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such mortgage loan. The Servicer is not permitted to proceed with any such action unless the majority holder of the owner trust certificates, either directly or through the Master Servicer, does not, within five business days following such notice, affirmatively object to the Servicer taking such action. If the majority holder of the owner trust certificates timely and affirmatively objects to the Servicer's contemplated action, then it will instruct the Master Servicer to hire three appraisal firms, identified in the Wells Fargo Servicing Agreement, to compute the fair value of the mortgaged property relating to the related mortgage loan utilizing the Fannie Mae Form 2055 Exterior- Only Inspection
                          Residential Appraisal Report, in each case no later than 25 days from the date of such holder's objection.
                          The majority holder of the owner trust certificates will, no later than 5 days after the expiration of such 25-day period, purchase (and deliver to the related Servicer the purchase price for) such mortgage loan and the related mortgaged property at an amount equal to the highest of the three Fair Value Prices determined by such appraisal firms. Notwithstanding anything herein to the contrary, the majority holder of the owner trust certificates shall not be entitled to any of its rights described herein with respect to a mortgage loan following its failure to purchase a mortgage loan and the related mortgaged property (at the highest of the three Fair Value Prices respectively determined by such appraisal firms as set forth above) on or before the 25th day following its objection to the Servicer action.

OPTIONAL SALE OF          The Servicer may also, in its discretion, as an
DEFAULTED                 alternative to foreclosure, sell defaulted mortgage
MORTGAGE LOANS:           loans at fair market value to third-parties, if the
                          Servicer reasonably believes that such sale would maximize proceeds to the noteholders in the aggregate
                          (on a present value basis) with respect to that mortgage loan.

PERMITTED                 Notwithstanding the foregoing, the Issuer, at the
ACTIVITIES:               direction of the majority holder of the owner trust
                          certificate, may amend its permitted activities. Any amendment of the permitted activities shall be accompanied by (i) an appropriate amendment to the applicable Agreement, which shall include the consent of all of the noteholders , (ii) any opinion of counsel required by the underwriter, the rating agencies, the Indenture Trustee and the Securities
                          Administrator, (iii) the approval of the rating agencies and/or written confirmation from the rating agencies stating that such amendment will not result in the rating of any Note to be downgraded, withdrawn or suspended , and in the case of Moody's, written notice of such amendment and (iv) the consent of the majority holder of the owner trust certificate to the amendment of such permitted activities.

ERISA                     The Offered Notes are expected to be ERISA eligible as
CONSIDERATIONS:           of the Closing Date. However, prospective investors
                          should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered Notes.

SMMEA CONSIDERATIONS:     The Offered Notes are expected to constitute "mortgage
                          related securities" for purposes of the Secondary
                          Mortgage Market Enhancement Act of 1984 (SMMEA).

FORM OF                   The Class Offered Notes will be issued in book-entry
REGISTRATION:             form through DTC.

MINIMUM                   The Offered Notes will be issued with a minimum
DENOMINATIONS:            denomination of $25,000 with incremental denominations
                          of $1.

================================================================================


----------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a   9
disclaimer, please contact your Citigroup Global Markets Inc. Financial
                              Advisor immediately.

CMLTI 2005-6                                                    [LOGO] CITIGROUP

-------------------------------------------------------------------------------------------------
                          GROUP I: COLLATERAL SUMMARY
=================================================================================================
 COLLATERAL STATISTICS FOR THE MORTGAGE LOANS LISTED BELOW ARE AS OF THE CUTOFF
                                      DATE
-------------------------------------------------------------------------------------------------
                                                    SUMMARY STATISTICS               TOLERANCES
                                                    ------------------               ----------
NUMBER OF MORTGAGE LOANS:                                  1,686

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                 $841,477,081.00                 (+/-) 7%

AGGREGATE CURRENT PRINCIPAL BALANCE:                  $814,486,853.00                 (+/-) 7%

AVERAGE ORIGINAL LOAN BALANCE:                          $499,096.73                   Approx.

AVERAGE CURRENT LOAN BALANCE:                           $483,088.29                   Approx.

PERCENT OF INTEREST ONLY LOANS:                            37.48%                     Approx.

1ST LIEN:                                                 100.00%
PERCENT WITH PREPAYMENT PENALTY:                           0.00%

WTD. AVG. NET/GROSS COUPON:                           4.743% / 4.995%                (+/-) 7 bps

GWAC RANGE:                                              4.000-5.000%                 Approx.

INDEX:                                                1yrCMT: 68.83%                  Approx.
                                                     12moLIBOR: 31.17%                Approx.

WTD. AVG. NET/GROSS MARGIN BY INDEX:              1yrCMT: 2.497% / 2.749%            (+/-) 7 bps
                                                 12moLIBOR: 1.998% / 2.251%          (+/-) 7 bps

RESET FREQUENCY:                                      Annually: 100.00%

WTD. AVG. ORIGINAL TERM (MONTHS):                          360

WTD. AVG. REMAINING TERM (MONTHS):                         338                      (+/-) 1 month

WTD. AVG. MONTHS TO ROLL:                                   38                      (+/-) 1 month

WTD. AVG. NEXT CHANGE DATE:                             29-Sep-2008                   Approx.

INITIAL CAP:                                              5.000

PERIODIC CAP:                                             2.000

WTD. AVG. MINIMUM MORTGAGE NET/GROSS RATE:            2.341% /2.594%                 (+/-) 7 bps

WTD. AVG. MAXIMUM MORTGAGE NET/GROSS RATE:           9.743% / 9.995%                 (+/-) 7 bps

WTD. AVG. ORIGINAL LTV:                                    67.21%                     Approx.

WTD. AVG. BORROWER FICO: (FICO>0)                           730                       Approx.

GEOGRAPHIC DISTRIBUTION: (>5%)                          California          47.87%    Approx.

ORIGINATOR:                                             Wells Fargo        100.00%    Approx.
-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial
                              Advisor immediately.

[LOGO] CITIGROUP

                                  CMLTI 2005-6
                                    GROUP I

================================================================================
ORIGINAL BALANCE             #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
60,000 - 75,000              3      186,784.33      0.02   5.000   660     58.20
75,001 - 100,000             7      594,977.59      0.07   5.000   741     76.06
100,001 - 125,000            8      874,425.20      0.11   5.000   714     69.07
125,001 - 150,000           10    1,334,101.44      0.16   5.000   712     68.03
150,001 - 175,000            6      954,150.44      0.12   5.000   718     70.26
175,001 - 200,000            8    1,459,441.18      0.18   4.971   713     76.13
200,001 - 225,000            5    1,011,397.33      0.12   5.000   707     77.84
225,001 - 250,000            7    1,561,823.63      0.19   5.000   736     58.03
250,001 - 275,000            4    1,042,629.23      0.13   5.000   707     74.52
275,001 - 300,000            5    1,280,744.57      0.16   5.000   721     64.56
300,001 - 333,700           30    9,246,005.34      1.14   5.000   733     67.87
333,701 - 350,000           53   17,210,177.90      2.11   4.978   732     61.93
350,001 - 400,000          369  135,488,637.78     16.63   4.996   729     70.36
400,001 - 500,000          549  241,093,390.70     29.60   4.996   731     69.12
500,001 - 600,000          304  160,742,699.83     19.74   4.998   730     70.08
600,001 - 700,000          160   99,591,403.73     12.23   4.993   731     66.53
700,001 - 800,000           46   33,894,798.82      4.16   5.000   733     61.87
800,001 - 900,000           28   23,411,823.93      2.87   5.000   719     61.02
900,001 - 1,000,000         74   71,001,010.10      8.72   4.990   730     55.35
1,000,001 - 1,500,000       10   12,506,429.93      1.54   5.000   722     62.94
AVG 499,097              1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
CURRENT BALANCE              #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
57,879 - 75,000              6      380,463.23      0.05   5.000   713     64.30
75,001 - 100,000             7      625,107.80      0.08   5.000   735     78.30
100,001 - 125,000           11    1,196,470.56      0.15   5.000   714     65.49
125,001 - 150,000           11    1,517,572.04      0.19   5.000   726     68.05
150,001 - 175,000            8    1,326,549.11      0.16   4.968   710     68.26
175,001 - 200,000            9    1,689,565.79      0.21   5.000   717     70.54
200,001 - 225,000            6    1,274,269.06      0.16   5.000   740     76.56
225,001 - 250,000            9    2,147,511.55      0.26   5.000   712     55.83
250,001 - 275,000            7    1,841,659.69      0.23   5.000   721     63.16
275,001 - 300,000           11    3,166,903.73      0.39   5.000   757     65.18
300,001 - 333,700           64   20,572,870.04      2.53   4.992   729     63.96
333,701 - 350,000           54   18,474,794.82      2.27   4.989   735     66.63
350,001 - 400,000          374  140,391,036.49     17.24   4.996   729     70.18
400,001 - 500,000          536  241,034,993.33     29.59   4.995   732     69.51
500,001 - 600,000          280  151,865,281.63     18.65   4.993   729     69.47
600,001 - 700,000          141   89,911,441.67     11.04   5.000   730     67.08
700,001 - 800,000           45   33,850,427.34      4.16   5.000   732     62.02
800,001 - 900,000           26   22,361,508.75      2.75   5.000   719     60.06
900,001 - 1,000,000         72   69,341,492.62      8.51   4.990   730     55.22
1,000,001 - 1,500,000        9   11,516,933.75      1.41   5.000   721     63.30
AVG 483,088              1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
COUPON DISTRIBUTION          #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
4.000 - 4.499                5    2,214,097.86      0.27   4.253   730     69.31
4.500 - 4.999               20   10,631,403.60      1.31   4.794   735     62.15
5.000 - 5.000            1,661  801,641,351.54     98.42   5.000   730     67.27
WTAVG 4.995              1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
LIEN                         #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
1                        1,686  814,486,853.00    100.00   4.995   730     67.21
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
SIMUL SECONDS                #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
N                        1,023  481,628,578.95     59.13   4.996   732     66.01
Y                          663  332,858,274.05     40.87   4.994   727     68.94
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
ORIGINAL LTV                 #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
9.10 - 10.00                 1       58,499.69      0.01   5.000   673      9.10
10.01 - 15.00                2      732,543.40      0.09   5.000   776     13.62
15.01 - 20.00                4    2,157,500.50      0.26   5.000   777     18.09
20.01 - 25.00                8    3,817,226.23      0.47   5.000   711     22.31
25.01 - 30.00               16    8,050,170.68      0.99   4.970   726     28.27
30.01 - 35.00               26   11,826,344.85      1.45   4.995   752     32.69
35.01 - 40.00               37   20,587,678.02      2.53   5.000   731     37.64
40.01 - 45.00               49   25,952,541.59      3.19   5.000   745     42.43
45.01 - 50.00               61   34,077,890.96      4.18   5.000   738     47.99
50.01 - 55.00               81   42,710,712.49      5.24   4.994   727     52.62
55.01 - 60.00              123   63,883,222.15      7.84   4.999   733     57.87
60.01 - 65.00              158   79,969,598.41      9.82   4.989   731     62.94
65.01 - 70.00              258  133,446,912.61     16.38   4.990   731     68.28
70.01 - 75.00              192   93,091,779.97     11.43   4.997   728     73.57
75.01 - 80.00              622  277,227,167.29     34.04   4.998   728     79.42
80.01 - 85.00                7    2,685,275.21      0.33   5.000   700     83.24
85.01 - 90.00               28    9,607,189.22      1.18   5.000   698     89.46
90.01 - 95.00               12    4,058,599.73      0.50   4.967   685     94.69
95.01 - 100.00               1      546,000.00      0.07   5.000   783     00.00
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
COMBINED LTV                 #     CURR UPB       % TOTAL   WAC    FICO    OLTV
================================================================================
14.15 - 15.00                1      302,543.40      0.04   5.000   786     14.15
15.01 - 20.00                2      797,500.50      0.10   5.000   755     17.99
20.01 - 25.00                4    1,470,335.03      0.18   5.000   778     21.82
25.01 - 30.00               14    6,933,630.88      0.85   4.965   729     26.48
30.01 - 35.00               19    9,384,745.44      1.15   5.000   743     31.14
35.01 - 40.00               29   14,597,726.41      1.79   5.000   730     36.88
40.01 - 45.00               45   22,572,459.06      2.77   5.000   746     40.74
45.01 - 50.00               44   23,503,441.27      2.89   5.000   741     46.69
50.01 - 55.00               62   33,732,342.11      4.14   4.996   727     52.03
55.01 - 60.00              105   52,420,381.67      6.44   4.999   735     54.91
60.01 - 65.00              144   71,275,518.38      8.75   4.992   736     61.18
65.01 - 70.00              209  104,588,055.22     12.84   4.995   734     65.64
70.01 - 75.00              180   87,525,708.74     10.75   4.993   724     69.79
75.01 - 80.00              318  153,751,648.25     18.88   4.994   728     76.21
80.01 - 85.00               64   32,519,633.07      3.99   4.998   720     71.53
85.01 - 90.00              210   96,720,905.35     11.88   5.000   725     77.84
90.01 - 95.00              216   95,456,928.41     11.72   4.992   727     79.17
95.01 - 100.00              20    6,933,349.81      0.85   5.000   739     80.83
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
PROPERTY TYPE                #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
1 FAMILY                 1,493  730,748,062.92     89.72   4.995   730     66.59
2 - 4 FAM                   10    5,983,373.49      0.73   5.000   717     63.38
CO-OP                        4    1,757,555.08      0.22   5.000   777     52.06
CONDO                      167   71,483,587.22      8.78   5.000   731     73.75
PUD                         12    4,514,274.29      0.55   5.000   729     74.37
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
OCCUPANCY TYPE               #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
OWNER OCCUPIED           1,580  763,749,060.49     93.77   4.995   729     67.38
SECOND HOME                106   50,737,792.51      6.23   4.996   740     64.60
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
LOAN PURPOSE                 #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
CASH OUT                   236  105,802,169.01     12.99   4.985   722     59.34
PURCHASE                   723  358,314,045.27     43.99   4.998   732     73.55
REFINANCE                  727  350,370,638.72     43.02   4.996   730     63.10
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
INCOME ASSETS
EMPLOYMENT                   #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
FULL DOCUMENTATION       1,076  527,836,005.99     64.81   4.994   723     69.05
STATED ASSET
DOCUMENTATION               56   27,863,339.38      3.42   5.000   736     61.91
STATED INCOME
DOCUMENTATION              554  258,787,507.63     31.77   4.997   743     64.01
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
FICO DISTRIBUTION            #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
NA                          11    4,937,194.19      0.61   5.000           69.02
600 - 624                   15    7,119,158.43      0.87   5.000   620     69.13
625 - 649                   61   30,046,756.53      3.69   4.995   637     68.40
650 - 674                  134   60,831,322.35      7.47   4.997   664     67.33
675 - 699                  257  125,342,454.87     15.39   4.996   688     68.54
700 - 724                  262  126,764,429.23     15.56   4.991   712     68.12
725 - 749                  279  138,614,139.83     17.02   4.998   736     68.46
750 - 774                  353  170,044,904.73     20.88   4.996   762     67.41
775 - 799                  259  124,865,218.09     15.33   4.992   784     63.77
800 - 824                   53   24,426,603.41      3.00   5.000   807     63.83
825 - 833                    2    1,494,671.34      0.18   5.000   828     36.75
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
ORIGINAL TERM                #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
120 - 240                    2      700,012.78      0.09   5.000   688     59.19
241 - 360                1,684  813,786,840.22     99.91   4.995   730     67.21
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
REMAINING TERM               #    CURR UPB        % TOTAL   WAC    FICO    OLTV
================================================================================
91 - 96                      1       63,643.35      0.01   5.000   754     74.55
217 - 228                    1      636,369.43      0.08   5.000   681     57.65
313 - 324                    4    2,157,265.56      0.26   5.000   760     67.47
325 - 336                  679  315,117,832.08     38.69   4.997   732     64.29
337 - 348                  920  453,270,225.94     55.65   4.993   728     68.86
349 - 352                   81   43,241,516.64      5.31   5.000   738     71.24
                         1,686  814,486,853.00    100.00   4.995   730     67.21

================================================================================
STATE                 #        CURR UPB        % TOTAL  WAC   FICO     OLTV
================================================================================
CALIFORNIA          779      389,888,077.76     47.87  4.996   729     66.64
FLORIDA              71       35,024,209.52      4.30  5.000   729     66.82
VIRGINIA             70       34,463,174.23      4.23  5.000   739     72.18
NEW JERSEY           70       33,433,375.62      4.10  4.981   714     67.90
TEXAS                63       30,751,674.22      3.78  4.997   739     68.97
COLORADO             60       27,757,865.93      3.41  5.000   741     67.78
ILLINOIS             56       25,208,581.66      3.10  4.994   723     68.95
NEW YORK             49       24,301,742.62      2.98  4.975   747     61.83
MINNESOTA            45       22,044,169.86      2.71  4.998   725     65.92
MASSACHUSETTS        42       21,060,878.38      2.59  5.000   745     64.23
MARYLAND             38       18,984,625.39      2.33  5.000   739     68.21
GEORGIA              39       17,257,902.10      2.12  5.000   736     74.17
CONNECTICUT          32       16,420,542.53      2.02  4.996   725     65.11
WASHINGTON           32       13,345,729.97      1.64  5.000   723     69.88
NORTH CAROLINA       25       11,757,554.50      1.44  4.994   711     73.63
MICHIGAN             26       10,105,265.66      1.24  4.996   711     65.27
MISSOURI             23        9,491,008.81      1.17  4.978   726     70.87
ARIZONA              21        8,997,389.90      1.10  5.000   729     68.34
PENNSYLVANIA         18        8,369,368.54      1.03  4.986   724     63.85
OTHERS              127       55,823,715.80      6.85  4.994   732     66.06
                  1,686      814,486,853.00    100.00  4.995   730     67.21

================================================================================
LOAN TYPE              #       CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
ARM                1,686     814,486,853.00    100.00  4.995   730     67.21
                   1,686     814,486,853.00    100.00  4.995   730     67.21

================================================================================
INDEX                   #      CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
1 YEAR CMT           1,149   560,602,939.24     68.83  4.999   730     68.08
1 YEAR LIBOR           537   253,883,913.76     31.17  4.988   730     65.27
                     1,686   814,486,853.00    100.00  4.995   730     67.21

================================================================================
RATE ADJ FREQ            #     CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
12                   1,686   814,486,853.00    100.00  4.995   730     67.21
                     1,686   814,486,853.00    100.00  4.995   730     67.21

================================================================================
MARGIN              #          CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
2.250             538        254,159,140.50     31.20  4.988   730     65.27
2.750           1,148        560,327,712.50     68.80  4.999   730     68.08
                1,686        814,486,853.00    100.00  4.995   730     67.21

================================================================================
LIFE CAP                 #     CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
9.000 - 9.499            5     2,214,097.86      0.27  4.253   730     69.31
9.500 - 9.999           20    10,631,403.60      1.31  4.794   735     62.15
10.000 - 10.000      1,661   801,641,351.54     98.42  5.000   730     67.27
                     1,686   814,486,853.00    100.00  4.995   730     67.21

================================================================================
LIFE FLOOR             #       CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
2.250 - 2.499        538     254,159,140.50     31.20  4.988   730     65.27
2.750 - 2.750      1,148     560,327,712.50     68.80  4.999   730     68.08
                   1,686     814,486,853.00    100.00  4.995   730     67.21

================================================================================
NEXT RATE ADJUST        #      CURR UPB     % TOTAL  WAC   FICO     OLTV
================================================================================
2007-04                 1        947,633.80   0.12  5.000  789      59.70
2007-06                 3      1,209,631.76   0.15  5.000  738      73.56
2007-09                35     16,224,065.07   1.99  5.000  736      62.98
2007-10                39     17,253,741.16   2.12  4.995  740      64.97
2007-11                61     28,305,850.75   3.48  5.000  740      63.95
2007-12                20      9,114,024.04   1.12  5.000  750      59.73
2008-01                26     10,865,021.90   1.33  4.989  739      58.24
2008-02                23      9,808,007.89   1.20  4.977  744      62.64
2008-03                46     20,292,506.68   2.49  5.000  730      67.13
2008-04                99     45,541,309.83   5.59  4.998  734      65.72
2008-05               157     74,436,718.40   9.14  4.998  726      62.17
2008-06               118     55,105,817.07   6.77  5.000  728      66.57
2008-07                44     22,043,179.58   2.71  5.000  729      64.09
2008-08                12      6,191,233.06   0.76  4.966  730      73.58
2008-09                55     27,050,802.66   3.32  4.995  708      71.21
2008-10               128     61,826,010.46   7.59  4.987  731      67.30
2008-11               161     81,561,529.07  10.01  5.000  729      68.05
2008-12               105     50,231,421.70   6.17  5.000  728      66.57
2009-01                93     46,962,624.38   5.77  5.000  725      66.60
2009-02                82     39,995,499.21   4.91  5.000  721      70.03
2009-03                82     40,618,931.19   4.99  4.999  728      68.73
2009-04                21      7,590,199.91   0.93  4.961  727      69.06
2009-05                39     16,939,614.69   2.08  4.946  713      69.74
2009-06                24     14,023,224.55   1.72  4.997  729      69.23
2009-07                44     22,121,704.07   2.72  5.000  743      70.58
2009-08                87     44,985,033.48   5.52  4.984  737      73.56
2009-09                63     33,648,532.65   4.13  5.000  738      70.90
2009-10                13      6,869,168.07   0.84  5.000  737      73.96
2009-11                 2        881,697.08   0.11  5.000  695      73.89
2009-12                 3      1,842,118.84   0.23  5.000  750      66.04
                    1,686    814,486,853.00 100.00  4.995  730      67.21

================================================================================
INITIAL CAP             #      CURR UPB      % TOTAL   WAC   FICO    OLTV
================================================================================
5.000               1,686    814,486,853.00  100.00   4.995  730     67.21
                    1,686    814,486,853.00  100.00   4.995  730     67.21

================================================================================
PERIODIC CAP            #      CURR UPB      % TOTAL   WAC   FICO    OLTV
================================================================================
2.000               1,686    814,486,853.00  100.00   4.995  730     67.21
                    1,686    814,486,853.00  100.00   4.995  730     67.21

================================================================================
IO TERM                 #      CURR UPB      % TOTAL   WAC   FICO    OLTV
================================================================================
0                   1,117    509,219,498.46   62.52   4.993  726     65.93
60                    569    305,267,354.54   37.48   5.000  736     69.34
                    1,686    814,486,853.00  100.00   4.995  730     67.21

================================================================================
PREPAY TERM             #      CURR UPB      % TOTAL   WAC   FICO    OLTV
================================================================================
0                   1,686    814,486,853.00  100.00   4.995  730     67.21
                    1,686    814,486,853.00  100.00   4.995  730     67.21

CMLTI 2005-6                                                    [LOGO] CITIGROUP

-------------------------------------------------------------------------------------------------
                          GROUP II: COLLATERAL SUMMARY
=================================================================================================
 COLLATERAL STATISTICS FOR THE MORTGAGE LOANS LISTED BELOW ARE AS OF THE CUTOFF
                                      DATE
-------------------------------------------------------------------------------------------------
                                                    SUMMARY STATISTICS               TOLERANCES
                                                    ------------------               ----------
NUMBER OF MORTGAGE LOANS:                                  863

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                 $474,852,392.00                 (+/-) 7%

AGGREGATE CURRENT PRINCIPAL BALANCE:                  $471,470,912.12                 (+/-) 7%

AVERAGE ORIGINAL LOAN BALANCE:                          $550,234.52                    Approx.

AVERAGE CURRENT LOAN BALANCE:                           $546,316.24                    Approx.

PERCENT OF INTEREST ONLY LOANS:                           68.85%                       Approx.

1ST LIEN:                                                 100.00%
PERCENT WITH PREPAYMENT PENALTY:                          0.00%

WTD. AVG. NET/GROSS COUPON:                           4.682%/ 4.934%                (+/-) 7 bps

GWAC RANGE:                                             3.750-5.000%                   Approx.

INDEX:                                                 1yrCMT: 82.08%                  Approx.
                                                     12moLIBOR: 17.92%                 Approx.

WTD. AVG. NET/GROSS MARGIN BY INDEX:              1yrCMT: 2.498% / 2.750%           (+/-) 7 bps
                                                  12moLIBOR: 1.998% / 2.250%        (+/-) 7 bps

RESET FREQUENCY:                                     Annually: 100.00%                 Approx.

WTD. AVG. ORIGINAL TERM (MONTHS):                          360

WTD. AVG. REMAINING TERM (MONTHS):                         356                      (+/-) 1 month

WTD. AVG. MONTHS TO ROLL:                                  56                       (+/-) 1 month

WTD. AVG. NEXT CHANGE DATE:                              6-Apr-2010                    Approx.

INITIAL CAP:                                               5.000

PERIODIC CAP:                                              2.000

WTD. AVG. MINIMUM MORTGAGE NET/GROSS RATE:            2.408% / 2.660%               (+/-) 7 bps

WTD. AVG. MAXIMUM MORTGAGE NET/GROSS RATE:            9.682% / 9.934%               (+/-) 7 bps

WTD. AVG. ORIGINAL LTV:                                    72.14%                      Approx.

WTD. AVG. BORROWER FICO: (FICO>0)                           743                        Approx.

GEOGRAPHIC DISTRIBUTION: (>5%)                         California            40.34%    Approx.
                                                        Florida               7.93%    Approx.
                                                        Virginia              6.64%    Approx.
                                                        New York              5.65%    Approx.

ORIGINATOR:                                            Wells Fargo          100.00%    Approx.

-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial
                              Advisor immediately.

[LOGO] CITIGROUP

                                  CMLTI 2005-6
                                    GROUP II

================================================================================
ORIGINAL BALANCE            #       CURR UPB  % TOTAL   WAC    FICO      OLTV
================================================================================
80,000 - 100,000            1       80,000.00    0.02  4.750    708       25.81
100,001 - 125,000           1      114,841.56    0.02  4.250              29.49
125,001 - 150,000           2      271,269.86    0.06  5.000    687       80.00
175,001 - 200,000           2      357,981.55    0.08  5.000    768       87.69
350,001 - 400,000         156   59,489,487.32   12.62  4.932    745       74.67
400,001 - 500,000         301  135,141,061.13   28.66  4.924    743       73.86
500,001 - 600,000         169   91,477,000.17   19.40  4.923    740       74.94
600,001 - 700,000          95   61,394,809.12   13.02  4.928    742       73.15
700,001 - 800,000          55   40,610,172.43    8.61  4.954    740       70.82
800,001 - 900,000          19   15,984,067.19    3.39  4.972    749       68.32
900,001 - 1,000,000        49   47,532,149.72   10.08  4.969    738       62.15
1,000,001 - 1,500,000      10   13,437,544.40    2.85  4.990    755       67.46
1,500,001 - 2,000,000       3    5,580,527.67    1.18  4.754    769       63.56
AVG 550,235               863  471,470,912.12  100.00  4.934    743       72.14

================================================================================
CURRENT BALANCE             #       CURR UPB  % TOTAL   WAC    FICO      OLTV
================================================================================
80,000 - 100,000            1       80,000.00    0.02  4.750    708       25.81
100,001 - 125,000           2      232,603.02    0.05  4.503    758       55.06
125,001 - 150,000           2      271,269.86    0.06  5.000    687       80.00
150,001 - 175,000           1      174,130.68    0.04  5.000    802       80.00
175,001 - 200,000           2      366,715.33    0.08  5.000    762       87.51
333,701 - 350,000           1      339,466.67    0.07  5.000    803      100.00
350,001 - 400,000         159   60,689,058.99   12.87  4.928    745       74.59
400,001 - 500,000         302  136,095,007.55   28.87  4.928    743       73.89
500,001 - 600,000         165   90,176,011.86   19.13  4.922    740       74.91
600,001 - 700,000          96   62,271,818.09   13.21  4.929    742       73.00
700,001 - 800,000          53   39,495,832.76    8.38  4.953    739       70.56
800,001 - 900,000          18   15,378,775.52    3.26  4.971    749       68.06
900,001 - 1,000,000        48   46,882,149.72    9.94  4.969    739       62.23
1,000,001 - 1,500,000      10   13,437,544.40    2.85  4.990    755       67.46
1,500,001 - 1,987,884       3    5,580,527.67    1.18  4.754    769       63.56
AVG 546,316               863  471,470,912.12  100.00  4.934    743       72.14

================================================================================
COUPON DISTRIBUTION         #       CURR UPB  % TOTAL   WAC    FICO      OLTV
================================================================================
3.750 - 3.999               2    1,014,335.34    0.22  3.750    797       70.98
4.000 - 4.499              21    9,245,008.50    1.96  4.280    743       73.49
4.500 - 4.999             155   85,238,469.68   18.08  4.728    745       73.68
5.000 - 5.000             685  375,973,098.60   79.74  5.000    742       71.76
WTAVG 4.934               863  471,470,912.12   100.0  4.934    743       72.14

================================================================================
LIEN            #               CURR UPB       % TOTAL  WAC    FICO      OLTV
================================================================================
1             863            471,470,912.12     100.00  4.934   743       72.14
              863            471,470,912.12     100.00  4.934   743       72.14

================================================================================
SIMUL SECONDS           #       CURR UPB     % TOTAL    WAC    FICO      OLTV
================================================================================
N                     439    247,252,618.70   52.44     4.934   743       70.08
Y                     424    224,218,293.42   47.56     4.935   742       74.42
                      863    471,470,912.12  100.00     4.934   743       72.14

================================================================================
ORIGINAL LTV            #       CURR UPB      % TOTAL   WAC    FICO      OLTV
================================================================================
21.74 - 25.00           2     1,453,937.07      0.31    5.000   751       22.32
25.01 - 30.00          10     5,688,212.49      1.21    4.937   745       28.11
30.01 - 35.00           4     2,296,668.08      0.49    5.000   747       32.12
35.01 - 40.00          11     7,443,545.83      1.58    4.985   738       38.70
40.01 - 45.00           7     3,217,516.46      0.68    4.846   751       43.15
45.01 - 50.00          10     5,957,188.95      1.26    5.000   740       48.03
50.01 - 55.00          21    12,047,527.80      2.56    4.946   761       52.98
55.01 - 60.00          45    31,917,782.42      6.77    4.947   735       57.57
60.01 - 65.00          57    34,761,934.86      7.37    4.906   742       62.59
65.01 - 70.00          86    52,590,554.91     11.15    4.960   742       68.38
70.01 - 75.00          92    55,562,213.52     11.78    4.949   753       73.86
75.01 - 80.00         501   250,695,979.59     53.17    4.925   741       79.72
80.01 - 85.00           6     3,221,680.84      0.68    4.836   718       84.06
85.01 - 90.00           6     2,896,851.76      0.61    4.952   699       89.16
90.01 - 95.00           3       954,850.87      0.20    5.000   707       93.68
95.01 - 100.00          2       764,466.67      0.16    5.000   768      100.00
                      863   471,470,912.12    100.00    4.934   743       72.14

================================================================================
COMBINED LTV            #       CURR UPB    % TOTAL     WAC    FICO      OLTV
================================================================================
21.74 - 25.00           2     1,453,937.07    0.31      5.000   751       22.32
25.01 - 30.00           6     3,269,212.49    0.69      4.897   751       27.41
30.01 - 35.00           3     1,935,668.08    0.41      5.000   737       30.85
35.01 - 40.00          11     6,689,692.37    1.42      4.980   739       36.98
40.01 - 45.00           3     1,427,099.67    0.30      4.821   736       42.23
45.01 - 50.00           7     4,703,088.95    1.00      5.000   739       47.99
50.01 - 55.00          19    11,090,363.93    2.35      4.941   759       51.41
55.01 - 60.00          31    22,521,324.13    4.78      4.957   738       55.47
60.01 - 65.00          44    25,931,498.63    5.50      4.911   746       62.38
65.01 - 70.00          64    35,185,175.95    7.46      4.949   739       67.13
70.01 - 75.00          82    49,348,488.43   10.47      4.920   752       71.11
75.01 - 80.00         212   112,682,109.76   23.90      4.928   742       77.84
80.01 - 85.00          33    22,010,505.72    4.67      4.922   749       71.46
85.01 - 90.00         153    81,840,639.46   17.36      4.926   739       78.22
90.01 - 95.00         150    73,233,387.24   15.53      4.938   740       79.19
95.01 - 100.00         43    18,148,720.24    3.85      4.983   742       79.53
                      863   471,470,912.12  100.00      4.934   743       72.14

================================================================================
PROPERTY TYPE           #       CURR UPB   % TOTAL      WAC    FICO      OLTV
================================================================================
1 FAMILY              705   389,647,303.91   82.65      4.925   743       71.78
2 - 4 FAM               4     2,560,152.00    0.54      5.000   731       77.89
CO-OP                  15     9,169,850.89    1.94      4.982   736       69.26
CONDO                 134    67,358,420.88   14.29      4.976   745       74.28
PUD                     5     2,735,184.44    0.58      5.000   714       75.00
                      863   471,470,912.12  100.00      4.934   743       72.14

================================================================================
OCCUPANCY TYPE          #       CURR UPB   % TOTAL      WAC     FICO      OLTV
================================================================================
INVESTOR                3     1,226,369.30     0.2      64.912  745       60.62
OWNER OCCUPIED        812   442,591,110.24    93.8      74.932  743       72.34
SECOND HOME            48    27,653,432.58     5.8      74.972  746       69.44
                      863   471,470,912.12  100.00       4.934  743       72.14

================================================================================
LOAN PURPOSE           #       CURR UPB       % TOTAL     WAC      FICO    OLTV
================================================================================
CASH OUT              85       49,663,634.82    10.53     4.996    738     60.62
PURCHASE             680      367,000,053.79    77.84     4.917    745     74.87
REFINANCE             98       54,807,223.51    11.62     4.991    732     64.33
                     863      471,470,912.12   100.00     4.934    743     72.14

================================================================================
INCOME ASSETS
EMPLOYMENT               #      CURR UPB         % TOTAL    WAC      FICO  OLTV
================================================================================
FULL DOCUMENTATION     373    218,896,524.19      46.43     4.965    734   73.61
STATED ASSET            30     17,534,511.57       3.72     4.951    732   60.32
DOCUMENTATION
STATED INCOME          460    235,039,876.36      49.85     4.904    751   71.66
DOCUMENTATION
                       863    471,470,912.12     100.00     4.934    743   72.14

================================================================================
FICO DISTRIBUTION      #        CURR UPB     % TOTAL   WAC    FICO   OLTV
================================================================================
NA                     8      4,452,161.58      0.94   4.904         79.36
600 - 624              2      1,102,520.46      0.23   4.811  624    85.03
625 - 649              5      2,604,609.30      0.55   4.907  636    75.53
650 - 674             34     18,590,851.20      3.94   4.937  665    74.42
675 - 699            114     60,633,777.40     12.86   4.931  688    73.03
700 - 724            139     76,664,525.97     16.26   4.966  712    70.47
725 - 749            142     76,814,863.11     16.29   4.931  737    71.60
750 - 774            189    105,617,216.00     22.40   4.937  763    72.28
775 - 799            176     97,028,182.32     20.58   4.928  785    72.44
800 - 819             54     27,962,204.78      5.93   4.881  806    71.21
                     863    471,470,912.12    100.00   4.934  743    72.14

================================================================================
ORIGINAL TERM          #       CURR UPB     % TOTAL   WAC    FICO    OLTV
================================================================================
360 - 360            863    471,470,912.12   100.00   4.934  743    72.14
                     863    471,470,912.12   100.00   4.934  743    72.14

================================================================================
REMAINING TERM         #       CURR UPB     % TOTAL   WAC    FICO    OLTV
================================================================================
353 - 360            863    471,470,912.12   100.00   4.934  743    72.14
                     863    471,470,912.12   100.00   4.934  743    72.14

================================================================================
STATE                  #       CURR UPB     % TOTAL   WAC    FICO    OLTV
================================================================================
CALIFORNIA           333   190,186,185.36     40.34   4.973  743    71.88
FLORIDA               67    37,366,837.00      7.93   4.941  737    70.94
VIRGINIA              61    31,297,391.03      6.64   4.920  746    76.19
NEW YORK              43    26,660,466.65      5.65   4.989  745    67.30
WASHINGTON            38    17,754,926.81      3.77   4.910  744    74.83
NEW JERSEY            32    17,577,914.08      3.73   4.912  741    72.39
ILLINOIS              30    17,001,284.50      3.61   4.944  740    70.78
MARYLAND              24    12,254,330.09      2.60   4.931  744    74.26
COLORADO              20    11,921,357.46      2.53   4.942  762    73.08
GEORGIA               18    11,395,052.01      2.42   4.914  721    70.54
MINNESOTA             21    11,121,302.53      2.36   4.841  751    67.85
MASSACHUSETTS         17     9,046,333.82      1.92   4.907  761    71.55
PENNSYLVANIA          18     8,504,337.29      1.80   4.785  735    75.56
TEXAS                 16     8,216,802.78      1.74   4.785  751    70.98
NEVADA                16     7,942,642.58      1.68   4.832  752    75.73
CONNECTICUT           11     6,254,639.10      1.33   4.884  714    72.79
ARIZONA               11     6,177,528.84      1.31   4.899  733    71.48
NORTH CAROLINA        13     5,756,614.36      1.22   4.963  727    75.21
OTHERS                74    35,034,965.83      7.43   4.850  744    73.17
                     863   471,470,912.12    100.00   4.934  743    72.14

================================================================================
LOAN TYPE         #         CURR UPB       % TOTAL    WAC    FICO    OLTV
================================================================================
ARM             863     471,470,912.12       100.00   4.934  743    72.14
                863     471,470,912.12       100.00   4.934  743    72.14

================================================================================
INDEX                #     CURR UPB       % TOTAL    WAC   FICO     OLTV
================================================================================
1 YEAR CMT         705     386,969,069.23   82.08   4.953  743     72.05
1 YEAR LIBOR       158      84,501,842.89   17.92   4.846  740     72.54
                   863     471,470,912.12  100.00   4.934  743     72.14

================================================================================
RATE ADJ FREQ        #      CURR UPB      % TOTAL     WAC  FICO     OLTV
================================================================================
12                 863     471,470,912.12  100.00   4.934  743     72.14
                   863     471,470,912.12  100.00   4.934  743     72.14

================================================================================
MARGIN         #            CURR UPB      % TOTAL   WAC    FICO     OLTV
================================================================================
2.250        158       84,501,842.89    4.846      17.92   740     72.54
2.750        705      386,969,069.23    4.953      82.08   743     72.05
             863      471,470,912.12    4.934     100.00   743     72.14

================================================================================
LIFE CAP             #         CURR UPB    % TOTAL   WAC   FICO     OLTV
================================================================================
8.750 - 8.999        2       1,014,335.34    0.22   3.750  797     70.98
9.000 - 9.499       21       9,245,008.50    1.96   4.280  743     73.49
9.500 - 9.999      155      85,238,469.68   18.08   4.728  745     73.68
10.000 - 10.000    685     375,973,098.60   79.74   5.000  742     71.76
                   863     471,470,912.12  100.00   4.934  743     72.14

================================================================================
LIFE FLOOR           #        CURR UPB     % TOTAL   WAC   FICO     OLTV
================================================================================
2.250 - 2.499      158      84,501,842.89   17.92  4.846   740     72.54
2.750 - 2.750      705     386,969,069.23   82.08  4.953   743     72.05
                   863     471,470,912.12  100.00  4.934   743     72.14

================================================================================
NEXT RATE ADJUST     #      CURR UPB      % TOTAL     WAC   FICO     OLTV
================================================================================
2010-01            134     70,844,074.62     15.03   4.999   737     71.20
2010-02            126     67,783,218.62     14.38   4.998   739     71.72
2010-03            117     67,333,551.67     14.28   4.992   736     68.60
2010-04            122     66,868,367.87     14.18   4.954   745     72.23
2010-05             77     42,075,924.50      8.92   4.886   747     73.86
2010-06             70     36,794,239.83      7.80   4.917   742     74.44
2010-07            204    112,916,531.01     23.95   4.840   749     73.58
2010-08             13      6,855,004.00      1.45   4.808   749     73.28
                   863    471,470,912.12    100.00   4.934   743     72.14

================================================================================
INITIAL CAP          #       CURR UPB     % TOTAL     WAC   FICO     OLTV
================================================================================
5.000              863     471,470,912.12  100.00   4.934    743     72.14
                   863     471,470,912.12  100.00   4.934    743     72.14

================================================================================
PERIODIC CAP         #        CURR UPB    % TOTAL     WAC   FICO     OLTV
================================================================================
2.000              863     471,470,912.12  100.00   4.934    743     72.14
                   863     471,470,912.12  100.00   4.934    743     72.14

================================================================================
IO TERM          #            CURR UPB     % TOTAL   WAC  FICO     OLTV
================================================================================
0              276         146,855,884.63   31.15   4.859  740     71.73
60             567         313,885,527.49   66.58   4.970  744     72.39
120             20          10,729,500.00    2.28   4.905  749     70.34
               863         471,470,912.12  100.00   4.934  743     72.14

================================================================================
PREPAY TERM          #        CURR UPB     % TOTAL   WAC  FICO     OLTV
================================================================================
0                  863     471,470,912.12  100.00   4.934  743     72.14
                   863     471,470,912.12  100.00   4.934  743     72.14

CMLTI 2005-6                                                    [LOGO] CITIGROUP

-------------------------------------------------------------------------------------------------
                          GROUP III: COLLATERAL SUMMARY
=================================================================================================
 COLLATERAL STATISTICS FOR THE MORTGAGE LOANS LISTED BELOW ARE AS OF THE CUTOFF
                                      DATE
-------------------------------------------------------------------------------------------------
                                                    SUMMARY STATISTICS               TOLERANCES
                                                    ------------------               ----------
NUMBER OF MORTGAGE LOANS:                                  102

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                 $73,280,387.00                  (+/-) 7%

AGGREGATE CURRENT PRINCIPAL BALANCE:                  $72,974,942.19                  (+/-) 7%

AVERAGE ORIGINAL LOAN BALANCE:                         $718,435.17                     Approx.

AVERAGE CURRENT LOAN BALANCE:                          $715,440.61                     Approx.

PERCENT OF INTEREST ONLY LOANS:                           97.87%                       Approx.

1ST LIEN:                                                 100.00%
PERCENT WITH PREPAYMENT PENALTY:                          83.11%                       Approx.

WTD. AVG. NET/GROSS COUPON:                          4.791% / 5.043%                 (+/-) 7 bps

GWAC RANGE:                                            3.850-5.950%                    Approx.

INDEX:                                                1yrCMT: 77.17%                   Approx.
                                                     1moLIBOR: 22.83%                  Approx.

WTD. AVG. NET/GROSS MARGIN BY INDEX:             1moLIBOR: 1.756% / 2.008%          (+/-) 7 bps
                                                  1yrCMT: 2.248% / 2.500%           (+/-) 7 bps

RESET FREQUENCY:                                     Annually: 77.17%                  Approx.
                                                      Monthly: 22.83%                  Approx.

WTD. AVG. ORIGINAL TERM (MONTHS):                          360

WTD. AVG. REMAINING TERM (MONTHS):                         356                     (+/-) 1 month

WTD. AVG. MONTHS TO ROLL:                                   56                     (+/-) 1 month

WTD. AVG. NEXT CHANGE DATE:                             23-Mar-2010                    Approx.

INITIAL CAP:                                           0.000: 22.83%                   Approx.
                                                       6.000: 77.17%                   Approx.

PERIODIC CAP:                                          0.000: 22.83%                   Approx.
                                                       2.000: 77.17%                   Approx.

WTD. AVG. MINIMUM MORTGAGE NET/GROSS RATE:            2.135% / 2.338%               (+/-) 7 bps

WTD. AVG. MAXIMUM MORTGAGE NET/GROSS RATE:           11.134% / 11.386%              (+/-) 7 bps

WTD. AVG. ORIGINAL LTV:                                    72.01%                      Approx.

WTD. AVG. BORROWER FICO: (FICO>0)                           741                        Approx.

GEOGRAPHIC DISTRIBUTION: (>5%)                          California          70.35%     Approx.
                                                         New York           15.82%     Approx.

ORIGINATOR:                                           First Republic        100.00%    Approx.

-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial
                              Advisor immediately.

[LOGO] CITIGROUP

                                  CMLTI 2005-6
                                    GROUP III

================================================================================
ORIGINAL BALANCE        #       CURR UPB       % TOTAL   WAC   FICO   OLTV
================================================================================
131,250 - 150,000       1         131,250.00    0.18    5.250   778    75.00
150,001 - 175,000       1         158,637.29    0.22    5.000   736    78.43
175,001 - 200,000       5         941,920.00    1.29    5.425   703    74.91
200,001 - 225,000       2         427,350.00    0.59    5.624   739    72.36
225,001 - 250,000       3         727,250.00    1.00    5.115   733    76.62
275,001 - 300,000       5       1,468,459.26    2.01    5.295   756    62.95
300,001 - 333,700       6       1,892,500.00    2.59    5.258   746    71.33
333,701 - 350,000       4       1,383,500.00    1.90    4.953   739    73.68
350,001 - 400,000       7       2,619,200.00    3.59    4.877   748    77.99
400,001 - 500,000      11       4,905,275.00    6.72    5.104   756    76.74
500,001 - 600,000       8       4,467,250.00    6.12    5.163   729    75.45
600,001 - 700,000       8       5,229,875.00    7.17    5.033   754    76.64
700,001 - 800,000       8       5,995,834.00    8.22    5.176   721    68.28
800,001 - 900,000       3       2,536,000.00    3.48    4.768   756    80.00
900,001 - 1,000,000     6       5,835,636.91    8.00    4.825   744    67.65
1,000,001 -            14      16,785,004.73   23.00    4.860   760    74.88
1,500,000
1,500,001 -            10      17,470,000.00   23.94    5.191   722    66.62
2,000,000
AVG 718,435           102      72,974,942.19  100.00    5.043   741    72.01

================================================================================
CURRENT BALANCE         #        CURR UPB      % TOTAL   WAC   FICO     OLTV
================================================================================
131,250 - 150,000       1         131,250.00    0.18    5.250   778    75.00
150,001 - 175,000       1         158,637.29    0.22    5.000   736    78.43
175,001 - 200,000       5         941,920.00    1.29    5.425   703    74.91
200,001 - 225,000       2         427,350.00    0.59    5.624   739    72.36
225,001 - 250,000       3         727,250.00    1.00    5.115   733    76.62
275,001 - 300,000       5       1,468,459.26    2.01    5.295   756    62.95
300,001 - 333,700       6       1,892,500.00    2.59    5.258   746    71.33
333,701 - 350,000       4       1,383,500.00    1.90    4.953   739    73.68
350,001 - 400,000       7       2,619,200.00    3.59    4.877   748    77.99
400,001 - 500,000      11       4,905,275.00    6.72    5.104   756    76.74
500,001 - 600,000       8       4,467,250.00    6.12    5.163   729    75.45
600,001 - 700,000       8       5,229,875.00    7.17    5.033   754    76.64
700,001 - 800,000       8       5,995,834.00    8.22    5.176   721    68.28
800,001 - 900,000       3       2,536,000.00    3.48    4.768   756    80.00
900,001 - 1,000,000     7       6,835,636.91    9.37    4.836   748    69.45
1,000,001 - 1,500,000  13      15,785,004.73   21.63    4.858   760    74.56
1,500,001 - 2,000,000  10      17,470,000.00   23.94    5.191   722    66.62
AVG 715,441           102      72,974,942.19  100.00    5.043   741    72.01

================================================================================
COUPON DISTRIBUTION     #        CURR UPB     % TOTAL    WAC   FICO     OLTV
================================================================================
3.850 - 3.999           1      1,155,267.06      1.58   3.850   775    70.00
4.000 - 4.499           5      3,751,920.00      5.14   4.366   753    76.96
4.500 - 4.999          26     19,786,082.91     27.11   4.737   731    73.79
5.000 - 5.499          51     39,229,448.96     53.76   5.150   747    71.28
5.500 - 5.950          19      9,052,223.26     12.40   5.683   730    69.51
WTAVG 5.043           102     72,974,942.19    100.00   5.043   741    72.01

================================================================================
LIEN              #              CURR UPB     % TOTAL    WAC   FICO     OLTV
================================================================================
1               102           72,974,942.19    100.00   5.043   741    72.01
                102           72,974,942.19    100.00   5.043   741    72.01

================================================================================
SIMUL SECONDS       #           CURR UPB      % TOTAL    WAC   FICO    OLTV
================================================================================
N                 102         72,974,942.19    100.00   5.043   741    72.01
                  102         72,974,942.19    100.00   5.043   741    72.01

================================================================================
ORIGINAL LTV        #         CURR UPB     % TOTAL     WAC     FICO    OLTV
================================================================================
20.69 - 25.00       1        300,000.00       0.41     5.400    764   20.69
30.01 - 35.00       1        1,000,000.00     1.37     5.150    704   31.50
50.01 - 55.00       3        4,041,500.00     5.54     5.225    697   54.63
55.01 - 60.00       5        4,525,814.00     6.20     5.338    737   59.04
60.01 - 65.00       7        4,116,000.00     5.64     5.296    722   62.21
65.01 - 70.00      10        8,753,603.97    12.00     5.136    740   68.24
70.01 - 75.00      26       20,959,730.26    28.72     5.015    743   73.88
75.01 - 80.00      49       29,278,293.96    40.12     4.923    751   79.50
                  102       72,974,942.19   100.00     5.043    741   72.01

================================================================================
COMBINED LTV        #          CURR UPB    % TOTAL      WAC    FICO    OLTV
================================================================================
20.69 - 25.00       1          300,000.00     0.41     5.400    764   20.69
30.01 - 35.00       1        1,000,000.00     1.37     5.150    704   31.50
50.01 - 55.00       3        4,041,500.00     5.54     5.225    697   54.63
55.01 - 60.00       5        4,525,814.00     6.20     5.338    737   59.04
60.01 - 65.00       7        4,116,000.00     5.64     5.296    722   62.21
65.01 - 70.00      10        8,753,603.97    12.00     5.136    740   68.24
70.01 - 75.00      26       20,959,730.26    28.72     5.015    743   73.88
75.01 - 80.00      49       29,278,293.96    40.12     4.923    751   79.50
                  102       72,974,942.19   100.00     5.043    741   72.01

================================================================================
PROPERTY TYPE       #          CURR UPB    % TOTAL      WAC    FICO    OLTV
================================================================================
1 FAMILY           45       40,938,094.35    56.10     5.035    742   71.59
2 - 4 FAM           3        1,656,250.00     2.27     4.622    761   79.47
CO-OP              13        4,896,019.00     6.71     5.211    734   72.84
CONDO              34       20,737,948.58    28.42     5.128    738   70.96
PUD                 7        4,746,630.26     6.50     4.718    757   76.85
                  102        2,974,942.19   100.00     5.043    741   72.01

================================================================================
OCCUPANCY TYPE       #         CURR UPB    % TOTAL     WAC     FICO    OLTV
================================================================================
INVESTOR            18       8,427,979.26    11.55     5.237    735   66.28
OWNER OCCUPIED      77      61,470,042.93    84.23     5.003    743   73.08
SECOND HOME          7       3,076,920.00     4.22     5.324    731   66.43
                   102      72,974,942.19   100.00     5.043    741   72.01

================================================================================
LOAN PURPOSE         #         CURR UPB    % TOTAL     WAC     FICO    OLTV
================================================================================
CASH OUT            13       7,984,451.29    10.94     5.339    720   57.41
PURCHASE            82       59,610,490.90   81.69     5.001    746   74.31
REFINANCE            7        5,380,000.00    7.37     5.075    726   68.24
                     102     72,974,942.19  100.00     5.043    741   72.01

================================================================================
INCOME ASSETS
EMPLOYMENT               #       CURR UPB    % TOTAL   WAC     FICO    OLTV
================================================================================
FULL DOCUMENTATION     102     72,974,94    100.00     5.043    741   72.01
                       102     72,974,94    100.00     5.043    741   72.01

================================================================================
FICO DISTRIBUTION    #       CURR UPB     % TOTAL     WAC     FICO     OLTV
================================================================================
649 - 649            1       583,000.00      0.80    5.500     649    72.88
650 - 674            4     3,107,000.00      4.26    5.190     657    76.74
675 - 699           12    12,232,920.00     16.76    5.081     690    63.85
700 - 724           21    13,683,135.17     18.75    5.210     713    69.66
725 - 749           14     6,594,132.29      9.04    5.022     738    76.90
750 - 774           23    15,272,037.67     20.93    4.916     763    74.59
775 - 799           21    17,024,367.06     23.33    4.947     785    73.11
800 - 808            6     4,478,350.00      6.14    5.106     805    77.97
                   102    72,974,942.19    100.00    5.043     741    72.01

================================================================================
ORIGINAL TERM        #       CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
360 - 360          102     72,974,942.19    100.00   5.043   741    72.01
                   102     72,974,942.19    100.00   5.043   741    72.01

================================================================================
REMAINING TERM        #       CURR UPB     % TOTAL    WAC   FICO     OLTV
================================================================================
347 - 348             5     4,035,314.00      5.53  5.218    736    66.51
349 - 359            97    68,939,628.19     94.47  5.033    742    72.34
                    102    72,974,942.19    100.00  5.043    741    72.01

================================================================================
STATE                #       CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
CALIFORNIA          66     51,336,999.73     70.35  5.007    741    72.22
NEW YORK            16     11,541,063.20     15.82  5.194    735    66.73
NEW JERSEY           4      3,370,500.00      4.62  4.924    727    75.04
MASSACHUSETTS        3      2,046,300.00      2.80  5.000    751    80.00
CONNECTICUT          3      1,612,400.00      2.21  5.045    787    75.62
WASHINGTON           2        951,200.00      1.30  5.270    776    80.00
OTHERS               8      2,116,479.26      2.90  5.237    747    77.09
                   102     72,974,942.19    100.00  5.043    741    72.01

================================================================================
LOAN TYPE            #      CURR UPB       % TOTAL   WAC    FICO     OLTV
================================================================================
ARM                102     72,974,942.19    100.00  5.043    741    72.01
                   102     72,974,942.19    100.00  5.043    741    72.01

================================================================================
INDEX                #       CURR UPB      % TOTAL   WAC    FICO     OLTV
================================================================================
1 MONTH LIBOR       28     16,660,873.26     22.83  5.438    712    67.01
1 YEAR CMT          74     56,314,068.93     77.17  4.927    750    73.50
                   102     72,974,942.19    100.00  5.043    741    72.01

================================================================================
RATE ADJ FREQ         #       CURR UPB    % TOTAL    WAC    FICO     OLTV
================================================================================
1                    28    16,660,873.26     22.83  5.438    712    67.01
12                   74    56,314,068.93     77.17  4.927    750    73.50
                    102    72,974,942.19    100.00  5.043    741    72.01

================================================================================
MARGIN            #          CURR UPB     % TOTAL    WAC    FICO     OLTV
================================================================================
1.950            20        11,023,773.26   15.11   5.382     718    67.46
2.000             2           682,000.00    0.93   4.921     717    80.00
2.050             3         3,859,600.00    5.29   5.701     706    62.99
2.150             1           187,500.00    0.26   5.900     661    75.00
2.500            75        56,897,068.93   77.97   4.933     749    73.49
2.550             1           325,000.00    0.45   4.900     698    57.02
                102        72,974,942.19  100.00   5.043     741    72.01

================================================================================
LIFE CAP              #     CURR UPB    % TOTAL      WAC    FICO     OLTV
================================================================================
9.850 - 9.999         1   1,155,267.06     1.58    3.850     775    70.00
10.000 - 10.499       5   3,751,920.00     5.14    4.366     753    76.96
10.500 - 10.999      23  17,131,182.91    23.48    4.733     737    75.47
11.000 - 11.499      44  33,827,698.96    46.36    5.117     755    72.15
11.500 - 11.999       1     448,000.00     0.61    5.500     808    80.00
12.500 - 12.950      28  16,660,873.26    22.83    5.438     712    67.01
                    10   72,974,942.19   100.00    5.043     741    72.01

================================================================================
LIFE FLOOR            #   CURR UPB      % TOTAL      WAC    FICO     OLTV
================================================================================
1.950 - 1.999        20   11,023,773.26   15.11    5.382     718    67.46
2.000 - 2.249         6    4,729,100.00    6.48    5.597     706    65.92
2.500 - 2.550        76   57,222,068.93   78.41    4.933     749    73.40
                    102   72,974,942.19  100.00    5.043     741    72.01

================================================================================
NEXT RATE ADJUST      #       CURR UPB   % TOTAL     WAC    FICO     OLTV
================================================================================
2009-07               4     3,847,314.00     5.2   75.211    737    65.85
2009-08               1       188,000.00     0.2   65.350    700    80.00
2009-09               4     2,368,400.00     3.2   55.445    702    59.95
2009-11               3     2,660,037.29     3.6   55.145    686    76.45
2009-12               8     4,678,923.97     6.4   14.506    741    73.12
2010-01               5     3,114,059.26     4.2   74.731    772    73.63
2010-02               2       770,500.00     1.0   65.597    652    73.40
2010-03               4     1,425,600.00     1.9   55.506    763    80.00
2010-04              18    12,399,846.00   16.99    5.040    756    72.96
2010-05              19    14,445,646.67   19.80    5.264    763    72.62
2010-06              21    19,548,625.00   26.79    5.011    734    69.79
2010-07              13     7,527,990.00   10.32    4.774    724    77.25
                     10   272,974,942.19  100.00    5.043    741    72.01

================================================================================
INITIAL CAP           #     CURR UPB     % TOTAL     WAC    FICO     OLTV
================================================================================
0.000                28    16,660,873.26    22.83   5.438    712    67.01
6.000                74    56,314,068.93    77.17   4.927    750    73.50
                    102    72,974,942.19   100.00   5.043    741    72.01

================================================================================
PERIODIC CAP          #     CURR UPB    % TOTAL       WAC   FICO     OLTV
================================================================================
0.000                28   16,660,873.26   22.83     5.438    712    67.01
2.000                74   56,314,068.93   77.17     4.927    750    73.50
                    102   72,974,942.19  100.00     5.043    741    72.01

================================================================================
IO TERM               #     CURR UPB     % TOTAL      WAC   FICO     OLTV
================================================================================
0                     3    1,552,124.20     2.13    4.789    730    69.32
60                   26   15,407,373.26    21.11    5.416    721    66.95
120                  73   56,015,444.73    76.76    4.948    747    73.48
                    102   72,974,942.19   100.00    5.043    741    72.01

================================================================================
PREPAY TERM           #      CURR UPB    % TOTAL     WAC    FICO     OLTV
================================================================================
0                    19    12,328,279.35    16.89   4.995    743    71.73
36                   35    27,037,045.00    37.05   4.951    755    73.73
48                   31    19,687,893.26    26.98   5.277    715    68.94
60                   17    13,921,724.58    19.08   4.935    750    73.28
                    102    72,974,942.19   100.00   5.043    741    72.01

CMLTI 2005-6                                                    [LOGO] CITIGROUP

-------------------------------------------------------------------------------------------------
                          AGGREGATE: COLLATERAL SUMMARY
=================================================================================================
 COLLATERAL STATISTICS FOR THE MORTGAGE LOANS LISTED BELOW ARE AS OF THE CUTOFF
                                      DATE
-------------------------------------------------------------------------------------------------
                                                    SUMMARY STATISTICS               TOLERANCES
                                                    ------------------               ----------
NUMBER OF MORTGAGE LOANS:                                  2,651

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                $1,389,609,860.00                (+/-) 7%

AGGREGATE CURRENT PRINCIPAL BALANCE:                 $1,358,932,707.31                (+/-) 7%

AVERAGE ORIGINAL LOAN BALANCE:                          $524,183.27                    Approx.

AVERAGE CURRENT LOAN BALANCE:                           $512,611.36                    Approx.

PERCENT OF INTEREST ONLY LOANS:                            51.61%                      Approx.

1ST LIEN:                                                 100.00%
PERCENT WITH PREPAYMENT PENALTY:                           4.46%                       Approx.

WTD. AVG. NET/GROSS COUPON:                           4.725% / 4.977%               (+/-) 7 bps

GWAC RANGE:                                            3.750-5.950%                    Approx.

INDEX:                                                 1yrCMT: 73.87%                  Approx.
                                                     12moLIBOR: 24.90%                 Approx.
                                                      1moLIBOR: 1.23%                  Approx.

WTD. AVG. NET/GROSS MARGIN BY INDEX:              1yrCMT: 2.483% / 2.736%           (+/-) 7 bps
                                                 12moLIBOR: 1.998% / 2.251%         (+/-) 7 bps
                                                1moLIBOR: 1.756% / 2.008%           (+/-) 7 bps

RESET FREQUENCY:                                     Annually: 98.77%                  Approx.
                                                      Monthly: 1.23%                   Approx.

WTD. AVG. ORIGINAL TERM (MONTHS):                          360

WTD. AVG. REMAINING TERM (MONTHS):                         345                      (+/-) 1 month

WTD. AVG. MONTHS TO ROLL:                                   45                      (+/-) 1 month

WTD. AVG. NEXT CHANGE DATE:                             8-May-2009                     Approx.

INITIAL CAP:                                           0.000: 1.23%                    Approx.
                                                       5.000: 94.63%                   Approx.
                                                       6.000: 4.14.%                   Approx.

PERIODIC CAP:                                           0.000: 1.23%                   Approx.
                                                        2.000: 98.77%                  Approx.

WTD. AVG. MINIMUM MORTGAGE NET/GROSS RATE:            2.353% / 2.606%               (+/-) 7 bps

WTD. AVG. MAXIMUM MORTGAGE NET/GROSS RATE:           9.796% / 10.049%               (+/-) 7 bps

WTD. AVG. ORIGINAL LTV:                                   69.18%                       Approx.

WTD. AVG. BORROWER FICO: (FICO>0)                          735                         Approx.

GEOGRAPHIC DISTRIBUTION: (>5%)                          California          46.46%     Approx.
                                                         Florida             5.33%     Approx.

ORIGINATOR:                                             Wells Fargo         94.63%     Approx.
                                                      First Republic         5.37%     Approx.

-------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup Global Markets Inc. Financial
                              Advisor immediately.

[LOGO] CITIGROUP

                                  CMLTI 2005-6
                                   AGGREGATE

================================================================================
ORIGINAL BALANCE             #         CURR UPB    % TOTAL   WAC   FICO    OLTV
================================================================================
60,000 - 75,000              3         186,784.33    0.01   5.000  660    58.20
75,001 - 100,000             8         674,977.59    0.05   4.970  737    70.10
100,001 - 125,000            9         989,266.76    0.07   4.913  714    64.48
125,001 - 150,000           13       1,736,621.30    0.13   5.019  713    70.42
150,001 - 175,000            7       1,112,787.73    0.08   5.000  720    71.43
175,001 - 200,000           15       2,759,342.73    0.20   5.130  717    77.21
200,001 - 225,000            7       1,438,747.33    0.11   5.185  717    76.21
225,001 - 250,000           10       2,289,073.63    0.17   5.037  735    63.93
250,001 - 275,000            4       1,042,629.23    0.08   5.000  707    74.52
275,001 - 300,000           10       2,749,203.83    0.20   5.158  739    63.70
300,001 - 333,700           36      11,138,505.34    0.82   5.044  735    68.46
333,701 - 350,000           57      18,593,677.90    1.37   4.976  733    62.80
350,001 - 400,000          532     197,597,325.10   14.54   4.975  734    71.76
400,001 - 500,000          861     381,139,726.83   28.05   4.972  736    70.90
500,001 - 600,000          481     256,686,950.00   18.89   4.974  734    71.90
600,001 - 700,000          263     166,216,087.85   12.23   4.970  736    69.29
700,001 - 800,000          109      80,500,805.25    5.92   4.990  735    66.86
800,001 - 900,000           50      41,931,891.12    3.09   4.975  733    64.95
900,001 - 1,000,000        129     124,368,796.73    9.15   4.974  733    58.53
1,000,001 - 1,500,000       34      42,728,979.06    3.14   4.942  747    69.05
1,500,001 - 2,000,000       13      23,050,527.67    1.70   5.085  734    65.88
AVG 524,183              2,651   1,358,932,707.31  100.00   4.977  735    69.18

================================================================================
CURRENT BALANCE              #        CURR UPB    % TOTAL   WAC   FICO    OLTV
================================================================================
57,879 - 75,000              6        380,463.23     0.03   5.000  713    64.30
75,001 - 100,000             8        705,107.80     0.05   4.972  732    72.35
100,001 - 125,000           13      1,429,073.58     0.11   4.919  718    63.79
125,001 - 150,000           14      1,920,091.90     0.14   5.017  724    70.21
150,001 - 175,000           10      1,659,317.08     0.12   4.974  722    70.46
175,001 - 200,000           16      2,998,201.12     0.22   5.134  719    73.99
200,001 - 225,000            8      1,701,619.06     0.13   5.157  740    75.51
225,001 - 250,000           12      2,874,761.55     0.21   5.029  717    61.09
250,001 - 275,000            7      1,841,659.69     0.14   5.000  721    63.16
275,001 - 300,000           16      4,635,362.99     0.34   5.094  756    64.48
300,001 - 333,700           70     22,465,370.04     1.65   5.015  731    64.58
333,701 - 350,000           59     20,197,761.49     1.49   4.986  736    67.67
350,001 - 400,000          540    203,699,295.48    14.99   4.974  734    71.59
400,001 - 500,000          849    382,035,275.88    28.11   4.973  736    71.16
500,001 - 600,000          453    246,508,543.49    18.14   4.970  733    71.57
600,001 - 700,000          245    157,413,134.76    11.58   4.973  736    69.74
700,001 - 800,000          106     79,342,094.10     5.84   4.990  734    66.74
800,001 - 900,000           47     40,276,284.27     2.96   4.974  733    64.37
900,001 - 1,000,000        127    123,059,279.25     9.06   4.973  734    58.68
1,000,001 - 1,500,000       32     40,739,482.88     3.00   4.941  747    69.03
1,500,001 - 2,000,000       13     23,050,527.67     1.70   5.085  734    65.88
AVG 512,611              2,651  1,358,932,707.31   100.00   4.977  735    69.18

================================================================================
COUPON DISTRIBUTION        #        CURR UPB      % TOTAL    WAC  FICO     OLTV
================================================================================
3.750 - 3.999              3       2,169,602.40      0.16   3.803  785    70.46
4.000 - 4.499            311       5,211,026.36      1.12   4.297  744    73.74
4.500 - 4.999            201     115,655,956.19      8.51   4.736  742    72.64
5.000 - 5.499          2,397   1,216,843,899.10     89.54   5.005  734    68.79
5.500 - 5.950             19       9,052,223.26      0.67   5.683  730    69.51
WTAVG 4.977            2,651   1,358,932,707.31    100.00   4.977  735    69.18

================================================================================
LIEN                #              CURR UPB       % TOTAL    WAC  FICO     OLTV
================================================================================
1               2,651          1,358,932,707.31    100.00   4.977  735    69.18
                2,651          1,358,932,707.31    100.00   4.977  735    69.18

================================================================================
SIMUL SECONDS           #          CURR UPB       % TOTAL    WAC  FICO     OLTV
================================================================================
N                   1,564     801,856,139.84        59.01   4.981  736    67.81
Y                   1,087     557,076,567.47        40.99   4.970  733    71.14
                    2,651   1,358,932,707.31       100.00   4.977  735    69.18

================================================================================
ORIGINAL LTV            #          CURR UPB        % TOTAL   WAC  FICO     OLTV
================================================================================
9.10 - 10.00            1          58,499.69         0.00   5.000  673     9.10
10.01 - 15.00           2         732,543.40         0.05   5.000  776    13.62
15.01 - 20.00           4       2,157,500.50         0.16   5.000  777    18.09
20.01 - 25.00          11       5,571,163.30         0.41   5.022  724    22.22
25.01 - 30.00          26      13,738,383.17         1.01   4.956  734    28.20
30.01 - 35.00          31      15,123,012.93         1.11   5.006  748    32.53
35.01 - 40.00          48      28,031,223.85         2.06   4.996  733    37.92
40.01 - 45.00          56      29,170,058.05         2.15   4.983  746    42.51
45.01 - 50.00          71      40,035,079.91         2.95   5.000  738    47.99
50.01 - 55.00         105      58,799,740.29         4.33   5.000  732    52.83
55.01 - 60.00         173     100,326,818.57         7.38   4.998  734    57.82
60.01 - 65.00         222     118,847,533.27         8.75   4.976  734    62.82
65.01 - 70.00         354    1 94,791,071.49        14.33   4.988  734    68.31
70.01 - 75.00         310     169,613,723.75        12.48   4.984  738    73.70
75.01 - 80.00       1,172     557,201,440.84        41.00   4.961  735    79.56
80.01 - 85.00          13       5,906,956.05         0.43   4.911  709    83.69
85.01 - 90.00          34      12,504,040.98         0.92   4.989  698    89.39
90.01 - 95.00          15       5,013,450.60         0.37   4.973  689    94.50
95.01 - 100.00          3       1,310,466.67         0.10   5.000  774   100.00
                    2,651   1,358,932,707.31       100.00   4.977  735    69.18

================================================================================
COMBINED LTV              #       CURR UPB        % TOTAL    WAC   FICO    OLTV
================================================================================
14.15 - 15.00             1        302,543.40       0.02   5.000   786    14.15
15.01 - 20.00             2        797,500.50       0.06   5.000   755    17.99
20.01 - 25.00             7      3,224,272.10       0.24   5.037   764    21.94
25.01 - 30.00            20     10,202,843.37       0.75   4.943   736    26.78
30.01 - 35.00            23     12,320,413.52       0.91   5.012   739    31.12
35.01 - 40.00            40     21,287,418.78       1.57   4.994   733    36.91
40.01 - 45.00            48     23,999,558.73       1.77   4.989   745    40.83
45.01 - 50.00            51     28,206,530.22       2.08   5.000   741    46.91
50.01 - 55.00            84     48,864,206.04       3.60   5.003   732    52.11
55.01 - 60.00           141     79,467,519.80       5.85   5.006   736    55.30
60.01 - 65.00           195    101,323,017.01       7.46   4.984   738    61.53
65.01 - 70.00           283    148,526,835.14      10.93   4.992   735    66.15
70.01 - 75.00           288    157,833,927.43      11.61   4.973   735    70.75
75.01 - 80.00           579    295,712,051.97      21.76   4.962   736    77.15
80.01 - 85.00            97     54,530,138.79       4.01   4.967   732    71.50
85.01 - 90.00           363    178,561,544.81      13.14   4.966   732    78.01
90.01 - 95.00           366    168,690,315.65      12.41   4.968   733    79.18
95.01 - 100.00           63     25,082,070.05       1.85   4.988   741    79.89
                      2,651  1,358,932,707.31     100.00   4.977   735    69.18

================================================================================
PROPERTY TYPE             #      CURR UPB         % TOTAL   WAC    FICO    OLTV
================================================================================
1 FAMILY              2,243  1,161,333,461.18      85.46   4.973   735    68.51
2 - 4 FAM                17     10,199,775.49       0.75   4.939   728    69.63
CO-OP                    32     15,823,424.97       1.16   5.055   740    68.46
CONDO                   335    159,579,956.68      11.74   5.006   737    73.61
PUD                      24     11,996,088.99       0.88   4.889   736    75.50
                      2,651  1,358,932,707.31     100.00   4.977   735    69.18

================================================================================
OCCUPANCY TYPE            #     CURR UPB          % TOTAL   WAC   FICO     OLTV
================================================================================
INVESTOR                 21      9,654,348.56       0.71   5.195   736    65.56
OWNER OCCUPIED        2,469  1,267,810,213.66      93.29   4.973   735    69.39
SECOND HOME             161     81,468,145.09       6.00   5.000   742    66.31
                      2,651  1,358,932,707.31     100.00   4.977   735    69.18

================================================================================
LOAN PURPOSE              #     CURR UPB         % TOTAL    WAC   FICO     OLTV
================================================================================
CASH OUT                334    163,450,255.12      12.03   5.006   727    59.64
PURCHASE              1,485    784,924,589.96      57.76   4.960   739    74.22
REFINANCE               832    410,557,862.23      30.21   4.996   731    63.33
                      2,651  1,358,932,707.31     100.00   4.977   735    69.18

================================================================================
INCOME ASSETS
EMPLOYMENT                 #       CURR UPB      % TOTAL    WAC   FICO     OLTV
================================================================================
FULL DOCUMENTATION     1,551    819,707,472.37     60.32   4.991   728    70.53
STATED ASSET
                          86     45,397,850.95      3.34   4.981   735    61.30
DOCUMENTATION
STATED INCOME
                       1,014    493,827,383.99     36.34   4.953   747    67.65
DOCUMENTATION
                       2,651  1,358,932,707.31    100.00   4.977   735    69.18

================================================================================
FICO DISTRIBUTION         #     CURR UPB         % TOTAL    WAC   FICO     OLTV
================================================================================
NA                       19       9,389,355.77     0.69    4.955          73.92
600 - 624                17       8,221,678.89     0.61    4.975   621    71.27
625 - 649                67      33,234,365.83     2.45    4.997   637    69.04
650 - 674               172      82,529,173.55     6.07    4.991   664    69.28
675 - 699               383     198,209,152.27    14.59    4.981   688    69.63
700 - 724               422     217,112,090.37    15.98    4.996   712    69.05
725 - 749               435     222,023,135.23    16.34    4.976   737    69.80
750 - 774               565     290,934,158.40    21.41    4.970   762    69.56
775 - 799               456     238,917,767.47    17.58    4.963   785    67.96
800 - 824               113      56,867,158.19     4.18    4.950   806    68.58
825 - 833                 2       1,494,671.34     0.11    5.000   828    36.75
                      2,651   1,358,932,707.31   100.00    4.977   735    69.18

================================================================================
ORIGINAL TERM           #       CURR UPB        % TOTAL    WAC    FICO      OLTV
================================================================================
120 - 240               2         700,012.78      0.05    5.000    688     59.19
241 - 360           2,649   1,358,232,694.53     99.95    4.977    735     69.18
                    2,651   1,358,932,707.31    100.00    4.977    735     69.18

================================================================================
REMAINING TERM          #       CURR UPB        % TOTAL    WAC    FICO      OLTV
================================================================================
91 - 96                 1          63,643.35      0.00    5.000    754     74.55
217 - 228               1         636,369.43      0.05    5.000    681     57.65
313 - 324               4       2,157,265.56      0.16    5.000    760     67.47
325 - 336             679     315,117,832.08     23.19    4.997    732     64.29
337 - 348             925     457,305,539.94     33.65    4.995    728     68.84
349 - 360           1,041     583,652,056.95     42.95    4.951    742     72.10
                    2,651   1,358,932,707.31    100.00    4.977    735     69.18

================================================================================
STATE                 #          CURR UPB      % TOTAL     WAC     FICO     OLTV
================================================================================
CALIFORNIA        1,178      631,411,262.85      46.46    4.990    734     68.67
FLORIDA             138       72,391,046.52       5.33    4.970    733     68.95
VIRGINIA            131       65,760,565.26       4.84    4.962    742     74.09
NEW YORK            108       62,503,272.47       4.60    5.022    744     65.07
NEW JERSEY          106       54,381,789.70       4.00    4.955    723     69.79
ILLINOIS             86       42,209,866.16       3.11    4.973    730     69.69
COLORADO             82       40,284,282.65       2.96    4.992    747     69.42
TEXAS                80       39,416,477.00       2.90    4.959    742     69.51
MINNESOTA            66       33,165,472.39       2.44    4.945    734     66.57
MASSACHUSETTS        62       32,153,512.20       2.37    4.974    750     67.29
WASHINGTON           72       32,051,856.78       2.36    4.958    736     72.92
MARYLAND             62       31,238,955.48       2.30    4.973    741     70.58
GEORGIA              57       28,652,954.11       2.11    4.966    730     72.73
CONNECTICUT          46       24,287,581.63       1.79    4.971    726     67.79
NORTH CAROLINA       38       17,514,168.86       1.29    4.984    716     74.15
PENNSYLVANIA         36       16,873,705.83       1.24    4.884    730     69.75
ARIZONA              34       15,543,088.74       1.14    4.963    730     69.81
OTHERS              269      119,092,848.68       8.76    4.938    735     69.19
                  2,651    1,358,932,707.31     100.00    4.977    735     69.18

================================================================================
LOAN TYPE             #        CURR UPB        % TOTAL     WAC    FICO      OLTV
================================================================================
ARM               2,651    1,358,932,707.31     100.00    4.977    735     69.18
                  2,651    1,358,932,707.31     100.00    4.977    735     69.18

================================================================================
INDEX                 #        CURR UPB        % TOTAL     WAC    FICO      OLTV
================================================================================
1 MONTH LIBOR        28       16,660,873.26       1.23    5.438    712     67.01
1 YEAR CMT        1,928    1,003,886,077.40      73.87    4.977    736     69.92
1 YEAR LIBOR        695      338,385,756.65      24.90    4.953    732     67.09
                  2,651    1,358,932,707.31     100.00    4.977    735     69.18

================================================================================
RATE ADJ FREQ        #          CURR UPB       % TOTAL     WAC    FICO      OLTV
================================================================================
1                   28        16,660,873.26       1.23    5.438    712     67.01
12               2,623     1,342,271,834.05      98.77    4.971    735     69.20
                 2,651     1,358,932,707.31     100.00    4.977    735     69.18

================================================================================
MARGIN             #            CURR UPB       % TOTAL     WAC    FICO      OLTV
================================================================================
1.950             20          11,023,773.26       0.81    5.382    718     67.46
2.000              2             682,000.00       0.05    4.921    717     80.00
2.050              3           3,859,600.00       0.28    5.701    706     62.99
2.150              1             187,500.00       0.01    5.900    661     75.00
2.250            696         338,660,983.39      24.92    4.953    732     67.09
2.500             75          56,897,068.93       4.19    4.933    749     73.49
2.550              1             325,000.00       0.02    4.900    698     57.02
2.750          1,853         947,296,781.73      69.71    4.980    735     69.70
               2,651       1,358,932,707.31     100.00    4.977    735     69.18

================================================================================
LIFE CAP                 #      CURR UPB       % TOTAL     WAC    FICO      OLTV
================================================================================
8.750 - 8.999            2      1,014,335.34      0.07    3.750    797     70.98
9.000 - 9.499           26     11,459,106.36      0.84    4.275    741     72.68
9.500 - 9.999          176     97,025,140.34      7.14    4.725    744     72.38
10.000 - 10.499      2,351  1,181,366,370.14     86.93    4.998    734     68.73
10.500 - 10.999         23     17,131,182.91      1.26    4.733    737     75.47
11.000 - 11.499         44     33,827,698.96      2.49    5.117    755     72.15
11.500 - 11.999          1        448,000.00      0.03    5.500    808     80.00
12.500 - 12.950         28     16,660,873.26      1.23    5.438    712     67.01
                     2,651  1,358,932,707.31    100.00    4.977    735     69.18

================================================================================
LIFE FLOOR             #        CURR UPB       % TOTAL     WAC    FICO      OLTV
================================================================================
1.950 - 1.999         20       11,023,773.26     0.81     5.382    718     67.46
2.000 - 2.249          6        4,729,100.00     0.35     5.597    706     65.92
2.250 - 2.499        696      338,660,983.39    24.92     4.953    732     67.09
2.500 - 2.749         76       57,222,068.93     4.21     4.933    749     73.40
2.750 - 2.750      1,853      947,296,781.73    69.71     4.980    735     69.70
                   2,651    1,358,932,707.31   100.00     4.977    735     69.18

================================================================================
NEXT RATE ADJUST           #       CURR UPB     % TOTAL    WAC    FICO      OLTV
================================================================================
2007-04                    1        947,633.80    0.07    5.000    789     59.70
2007-06                    3      1,209,631.76    0.09    5.000    738     73.56
2007-09                   35     16,224,065.07    1.19    5.000    736     62.98
2007-10                   39     17,253,741.16    1.27    4.995    740     64.97
2007-11                   61     28,305,850.75    2.08    5.000    740     63.95
2007-12                   20      9,114,024.04    0.67    5.000    750     59.73
2008-01                   26     10,865,021.90    0.80    4.989    739     58.24
2008-02                   23      9,808,007.89    0.72    4.977    744     62.64
2008-03                   46     20,292,506.68    1.49    5.000    730     67.13
2008-04                   99     45,541,309.83    3.35    4.998    734     65.72
2008-05                  157     74,436,718.40    5.48    4.998    726     62.17
2008-06                  118     55,105,817.07    4.06    5.000    728     66.57
2008-07                   44     22,043,179.58    1.62    5.000    729     64.09
2008-08                   12      6,191,233.06    0.46    4.966    730     73.58
2008-09                   55     27,050,802.66    1.99    4.995    708     71.21
2008-10                  128     61,826,010.46    4.55    4.987    731     67.30
2008-11                  161     81,561,529.07    6.00    5.000    729     68.05
2008-12                  105     50,231,421.70    3.70    5.000    728     66.57
2009-01                   93     46,962,624.38    3.46    5.000    725     66.60
2009-02                   82     39,995,499.21    2.94    5.000    721     70.03
2009-03                   82     40,618,931.19    2.99    4.999    728     68.73
2009-04                   21      7,590,199.91    0.56    4.961    727     69.06
2009-05                   39     16,939,614.69    1.25    4.946    713     69.74
2009-06                   24     14,023,224.55    1.03    4.997    729     69.23
2009-07                   48     25,969,018.07    1.91    5.031    743     69.88
2009-08                   88     45,173,033.48    3.32    4.986    737     73.59
2009-09                   67     36,016,932.65    2.65    5.029    736     70.18
2009-10                   13      6,869,168.07    0.51    5.000    737     73.96
2009-11                    5      3,541,734.37    0.26    5.109    687     75.81
2009-12                   11      6,521,042.81    0.48    4.645    744     71.12
2010-01                  139     73,958,133.88    5.44    4.988    738     71.31
2010-02                  128     68,553,718.62    5.04    5.005    738     71.74
2010-03                  121     68,759,151.67    5.06    5.003    737     68.84
2010-04                  140     79,268,213.87    5.83    4.967    747     72.34
2010-05                   96     56,521,571.17    4.16    4.983    751     73.54
2010-06                   91     56,342,864.83    4.15    4.950    739     72.83
2010-07                  217    120,444,521.01    8.86    4.835    748     73.81
2010-08                   13      6,855,004.00    0.50    4.808    749     73.28
                       2,651  1,358,932,707.31  100.00    4.977    735     69.18

================================================================================
INITIAL CAP          #          CURR UPB       % TOTAL     WAC    FICO      OLTV
================================================================================
0.000               28         16,660,873.26     1.23     5.438    712     67.01
5.000            2,549      1,285,957,765.12    94.63     4.973    735     69.02
6.000               74         56,314,068.93     4.14     4.927    750     73.50
                 2,651      1,358,932,707.31   100.00     4.977    735     69.18

================================================================================
PERIODIC CAP         #          CURR UPB      % TOTAL      WAC    FICO      OLTV
================================================================================
0.000               28         16,660,873.26     1.23     5.438    712     67.01
2.000            2,623      1,342,271,834.05    98.77     4.971    735     69.20
                 2,651      1,358,932,707.31   100.00     4.977    735     69.18

================================================================================
IO TERM              #          CURR UPB     % TOTAL       WAC    FICO      OLTV
================================================================================
0                1,396       657,627,507.29     48.3     94.962    729     67.23
60               1,162       634,560,255.29     46.7     04.995    740     70.79
120                 93        66,744,944.73      4.9     14.941    748     72.98
                 2,651     1,358,932,707.31    100.0     04.977    735     69.18

================================================================================
PREPAY TERM          #          CURR UPB     % TOTAL       WAC    FICO      OLTV
================================================================================
0                2,568     1,298,286,044.47    95.54      4.973    735     69.04
36                  35        27,037,045.00     1.99      4.951    755     73.73
48                  31        19,687,893.26     1.45      5.277    715     68.94
60                  17        13,921,724.58     1.02      4.935    750     73.28
                 2,651     1,358,932,707.31   100.00      4.977    735     69.18